                          SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
                           (AMENDMENT NO. _____)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(c)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


                          U.S. LONG DISTANCE CORP.
              (Name of Registrant as Specified In Its Charter)

              ------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

* Set forth amount on which the filing is calculated and state how it was determined.

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 [LETTERHEAD]

January 17, 1997



Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 1997 Annual Meeting of the Stockholders of U.S. Long Distance Corp. The Annual Meeting will be held Tuesday, February 25, 1997, at 10:00 a.m. at the Club Hotel by DoubleTree, 1111 N. E. Loop 410, San Antonio, Texas. The formal Notice of the Annual Meeting is set forth in the enclosed material.

The matters expected to be acted upon at the meeting are described in the attached Proxy Statement. During the meeting, stockholders will have the opportunity to ask questions and make comments.

It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Even if you are planning to attend the Annual Meeting, and to ensure that your vote is counted, we must RECEIVE your signed proxy card on or before Friday, February 21, 1997. We have enclosed a postage-paid return envelope for your convenience.

We are gratified by your continued interest in U.S. Long Distance and pleased that, in the past, so many of you have voted your shares either in person or by proxy. We hope that you will continue to do so and urge you to return your proxy card.

Sincerely,

/s/ LARRY M. JAMES
-----------------------------------
Larry M. James
President and
Chief Executive Officer

                          U.S. LONG DISTANCE CORP.
                         9311 SAN PEDRO, SUITE 100
                          SAN ANTONIO, TEXAS 78216

                      ----------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON FEBRUARY 25, 1997

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of U.S. Long Distance Corp., a Delaware corporation (the "Company"), will be held on Tuesday, February 25, 1997, at 10:00 a.m. local time at the Club Hotel by DoubleTree, 1111 N.E. Loop 410, in San Antonio, Texas, for the purpose of considering and voting upon the following:

     (1) A proposal to elect two directors to hold office until the 2000 Annual Meeting of Stockholders or until the election and qualification of their respective successors.

     (2) A proposal to approve amendments to the Company's 1993 Non-Employee Director Plan (i) to increase the aggregate number of shares of common stock subject to issuance under this plan from 250,000 to 750,000,
          (ii) to increase the number of shares subject to stock options automatically granted to eligible directors periodically under the plan from 15,000 to 30,000, (iii) to provide for the discretionary grant of stock options to non-employee directors and (iv) to delete the limitation that the plan not be amended more frequently than once every six months.

     (3) A proposal to ratify the grant of a currently outstanding stock option to a non-employee director of the Company.

     (4) A proposal to ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending September 30, 1997.

     (5) Such other business as may properly come before the Annual Meeting or any adjournment(s) thereof. The Board of Directors is presently unaware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

     The items of business are more fully described in the Proxy Statement accompanying this notice.

     The Board of Directors has fixed January 10, 1997, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten days prior to the Annual Meeting.

                                        By Order of the Board of Directors


                                        W. AUDIE LONG
                                        CORPORATE SECRETARY
San Antonio, Texas
January 17, 1997

                                 IMPORTANT

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. YOUR PROXY WILL
BE RETURNED TO YOU IF YOU SHOULD BE PRESENT AT THE ANNUAL MEETING AND SHOULD REQUEST SUCH RETURN OR IF YOU SHOULD REQUEST SUCH RETURN IN THE MANNER PROVIDED FOR REVOCATION OF PROXIES ON THE INITIAL PAGES OF THE ENCLOSED PROXY STATEMENT. PROMPT RESPONSE BY OUR STOCKHOLDERS WILL REDUCE THE TIME AND EXPENSE OF SOLICITATION.

                          U.S. LONG DISTANCE CORP.
                         9311 SAN PEDRO, SUITE 100
                          SAN ANTONIO, TEXAS 78216

                      ----------------------------------

                              PROXY STATEMENT
                                    FOR
                       ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD FEBRUARY 25, 1997

                  SOLICITATION AND REVOCABILITY OF PROXIES

     This Proxy Statement and the accompanying proxy are furnished in connection with the solicitation by the Board of Directors of U.S. Long Distance Corp. (the "Company") of proxies for the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held on Tuesday, February 25, 1997, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and any adjournment(s) thereof. This Proxy Statement, the accompanying proxy and the Company's Annual Report to Stockholders for the fiscal year ended September 30, 1996 are being first mailed to the Company's stockholders on or about January 17, 1997.

     The accompanying proxy is designed to permit each holder of the Company's common stock, par value $.01 per share (the "Common Stock"), to vote for or withhold voting for the nominees for election as directors of the Company set forth under proposal 1, to vote for or against or to abstain from voting on proposals 2, 3 and 4 and to authorize the proxies to vote in their discretion with respect to any other proposal brought before the Annual Meeting. When a stockholder's executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. IF NO SUCH SPECIFICATIONS ARE MADE, THE PROXIES FOR THE COMMON STOCK WILL BE VOTED BY THOSE PERSONS NAMED IN THE PROXIES AT THE ANNUAL MEETING: FOR THE ELECTION OF THE NOMINEES UNDER THE CAPTION "ELECTION OF DIRECTORS," FOR THE AMENDMENTS TO THE 1993 NON-EMPLOYEE DIRECTOR PLAN OF U.S. LONG DISTANCE CORP., FOR THE RATIFICATION OF A STOCK OPTION GRANTED TO A NON-EMPLOYEE DIRECTOR OF THE COMPANY AND FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR. If any other matters properly come before the Annual Meeting, the proxies will vote upon such matters according to their judgment.

     The Company encourages the personal attendance of its stockholders at the Annual Meeting, and execution of the accompanying proxy will not affect a stockholder's right to attend the Annual Meeting and to vote his or her shares in person. Any stockholder giving a proxy has the right to revoke it by giving written notice of revocation to W. Audie Long, General Counsel, Senior Vice President - Legal and Regulatory Affairs and Corporate Secretary, U.S. Long Distance Corp., at the Company's principal executive offices, 9311 San Pedro, Suite 100, San Antonio, Texas 78216, at any time before the proxy is voted, by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy will be effective, however, until received by the Company at or prior to the Annual Meeting. Such revocation will not affect a vote on any matters taken prior to the receipt of such revocation. Mere attendance at the Annual Meeting will not of itself revoke the proxy.

     All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mail, officers, directors and employees of the Company may solicit the return of proxies by personal interview, mail, telephone and/or facsimile. Such persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. The Company also will request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such materials. Additionally, the Company has elected to retain the services of D.F. King & Co. for the purpose of soliciting proxies to be voted at the Annual Meeting at an estimated cost of $4,500, plus out-of-pocket expenses.

     The Annual Report to Stockholders covering the Company's fiscal year ended September 30, 1996, including audited financial statements, is enclosed herewith. The Annual Report does not form any part of the material for the solicitation of proxies.

                VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

GENERAL

     The Board of Directors has fixed January 10, 1997, as the record date (the "Record Date") for the Annual Meeting. Only holders of record of the outstanding shares of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. At the close of business on January 10, 1997, 15,123,048 shares of the Common Stock were outstanding and entitled to be voted at the Annual Meeting. The Common Stock is the only class of stock entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter presented to the stockholders.

QUORUM AND VOTE REQUIRED

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker nonvotes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker nonvotes are not counted for purposes of determining whether a proposal has been approved. Assuming the presence of a quorum, the affirmative vote of the holders on the Record Date of a plurality of the shares of Common Stock outstanding, represented in person or by proxy at the Annual Meeting, is required to elect directors for the Company and the affirmative vote of the holders on the Record Date of a majority of shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve or ratify each of the other proposals to be presented at the Annual Meeting.

SPIN-OFF OF BILLING INFORMATION CONCEPTS CORP.

     Effective August 2, 1996 (the "Distribution Date"), the Company distributed to its stockholders all of the common stock of its wholly owned subsidiary, Billing Information Concepts Corp. ("Billing"), which conducted the Company's billing and information management services business (the "Distribution"). As a result of the Distribution, Billing now owns and operates substantially all of the billing clearinghouse and information management services business previously operated by the Company. In addition, a director and certain officers of the Company resigned in July 1996 and as of the Distribution Date, respectively, to become a director and officers of Billing.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table and notes thereto set forth certain information with respect to the shares of Common Stock beneficially owned as of the Record Date by (i) each director and nominee for director of the Company, (ii) each executive officer of the Company included in the Summary Compensation Table set forth under the caption "Executive Compensation" below and (iii) all executive officers and directors of the Company as a group.


                                                   COMMON STOCK
                                       --------------------------------
                                        AMOUNT AND         PERCENT
                                        NATURE OF         OF CLASS
                                        BENEFICIAL          OWNED
     NAME OF BENEFICIAL OWNER          OWNERSHIP (1)   BENEFICIALLY (2)
     ------------------------          -------------   ----------------
     Parris H. Holmes, Jr.              481,219 (3)         3.1%
     Larry M. James                     234,713 (4)         1.5%
     W. Audie Long                      164,000 (5)         1.1%
     Alan W. Saltzman                   163,672 (6)         1.1%
     Kelly E. Simmons                    46,000               *
     James S. Speirs                     10,000 (7)           *
     Phillip J. Storin                   37,208 (8)           *
     Stan G. Masters                     21,202 (9)           *
     Charles E. Amato                    45,300 (10)          *
     Gary D. Becker                      32,000 (11)          *
     F. Gardner Parker                        0

     All executive officers and
      directors as a group (17
      persons, including the
      executive officers and
      directors listed above)         1,295,001 (12)      8.1%

-------------------
*    Represents less than 1% of the issued and outstanding shares of Common
     Stock.

(1) Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2) The percentages indicated are based on outstanding stock options exercisable within 60 days for each individual and 15,123,048 shares of Common Stock issued and outstanding on the Record Date.

(3) Includes 245,000 shares that Mr. Holmes has the right to acquire upon the exercise of stock options, exercisable within 60 days.

(4) Includes 143,000 shares that Mr. James has the right to acquire upon the exercise of stock options, exercisable within 60 days, and 3,000 shares owned by Mr. James's wife.

(5) Includes 142,000 shares that Mr. Long has the right to acquire upon the exercise of stock options, exercisable within 60 days.

(6) Includes 103,000 shares that Mr. Saltzman has the right to acquire upon the exercise of stock options, exercisable within 60 days, and 350 shares owned by Mr. Saltzman's wife.

(7) Represents 10,000 shares that Mr. Speirs has the right to acquire upon the exercise of stock options, exercisable within 60 days.

(8) Includes 23,334 shares that Mr. Storin has the right to acquire upon the exercise of stock options, exercisable within 60 days.

(9) Includes 16,834 and 3,251 shares that Mr. Masters and his wife, respectively, have the right to acquire upon the exercise of stock options, exercisable within 60 days.

(10) Includes 20,000 shares that Mr. Amato has the right to acquire upon the exercise of stock options, exercisable within 60 days.

(11) Includes 20,000 shares that Mr. Becker has the right to acquire upon the exercise of stock options, exercisable within 60 days.

(12) Includes 777,670 shares that 17 directors and executive officers (including those held by Mr. Masters' wife) have the right to acquire upon the exercise of stock options, exercisable within 60 days.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The Company knows of no person or entity that on the Record Date had beneficial ownership of 5% or more of the outstanding Common Stock.

                              ITEM 1 ON PROXY
                           ELECTION OF DIRECTORS

NOMINEES

     The Bylaws of the Company, as amended, provide that the Board of Directors shall consist of not fewer than three nor more than fifteen members and that the number of directors, within such limits, shall be determined by resolution of the Board of Directors at any meeting or by the stockholders at the Annual Meeting. The Board of Directors of the Company has set the number of directors comprising the Board of Directors at five, with such directors being divided into three classes.

     The Board of Directors has nominated for director the individuals named below to be elected at the Annual Meeting. The nominees will constitute the class of directors whose term will expire at the 2000 Annual Meeting of Stockholders. The other directors of the Company will continue in office for their existing terms.

     The table below sets forth the names and ages of the nominees for director and the year each nominee first became a director of the Company. Each of the nominees is presently serving as a director of the Company. Biographical information on the nominees is set forth below under "Management - Executive Officers and Directors."

                           NOMINEES FOR DIRECTORS
             2000 CLASS - TERM TO EXPIRE AT 2000 ANNUAL MEETING

                                              YEAR FIRST BECAME A
             NAME AND AGE                    DIRECTOR OF THE COMPANY
             ------------                    -----------------------
             Parris H. Holmes, Jr. (53)                1986
             F. Gardner Parker (54)                    1996

     Unless otherwise indicated on any duly executed and dated proxy, the persons named in the enclosed proxy intend to vote the shares that it represents for the election of the nominees listed in the table above for the term specified. Although the Company does not anticipate that the above-named nominees will refuse or be unable to accept or serve as directors of the Company for the term specified, the persons named in the enclosed form of proxy intend, if either of such nominees is unable or unwilling to serve as a director, to vote the shares represented by the proxy for the election of such other person as may be nominated or designated by management, unless they are directed by the proxy to do otherwise.

     Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock, represented in person or by proxy at the Annual Meeting, is required for the election of directors. Assuming the receipt by each such nominee of the affirmative vote of at least a plurality of the shares of Common Stock represented at the Annual Meeting, such nominees will be elected as directors. Proxies will be voted for the nominees in accordance with the specifications marked thereon, and if no specification is made, will be voted "FOR" the nominees.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                 THE ELECTION OF THE INDIVIDUALS NOMINATED
                         FOR ELECTION AS DIRECTORS.


             CONTINUING DIRECTORS NOT STANDING FOR RE-ELECTION

     The following directors serve terms expiring at the 1998 and 1999 Annual Meetings of the Stockholders:

         1998 CLASS - CONTINUING TO SERVE UNTIL 1998 ANNUAL MEETING

                                              YEAR FIRST BECAME A
              NAME AND AGE                  DIRECTOR OF THE COMPANY
              ------------                  -----------------------
              Larry M. James (49)                    1991

         1999 CLASS - CONTINUING TO SERVE UNTIL 1999 ANNUAL MEETING

                                              YEAR FIRST BECAME A
              NAME AND AGE                  DIRECTOR OF THE COMPANY
              ------------                  -----------------------
              Gary D. Becker (37)                     1986
              Charles E. Amato (49)                   1992

     Biographical information on these continuing directors is set forth below under "Management - Executive Officers and Directors."

                              ITEM 2 ON PROXY

       APPROVAL OF AMENDMENTS TO THE 1993 NON-EMPLOYEE DIRECTOR PLAN
                        OF U.S. LONG DISTANCE CORP.

OVERVIEW

     The Board of Directors proposes that the 1993 Non-Employee Director Plan of U.S. Long Distance Corp. (the "Director Plan") be amended (i) to increase the aggregate number of shares subject to issuance under the Director Plan from 250,000 to 750,000, (ii) to increase the number of shares subject to stock options automatically granted to eligible directors periodically under the plan from 15,000 to 30,000, (iii) to provide for the discretionary grant of stock options ("Discretionary Options") to non-employee directors and (iv) to delete the limitation that the plan not be amended more frequently than once every six months (collectively, the "Director Plan Amendments"). A copy of the Director Plan as proposed to be amended is attached hereto as ANNEX A, and the discussion set forth below is qualified in its entirety by reference to such ANNEX A. The Director Plan Amendments are effective December 17, 1996, the date the Board approved the Director Plan Amendments, but are subject to stockholder approval under the rules and regulations of The Nasdaq Stock Market's National Market System (the "Nasdaq NMS").

     The Director Plan was adopted by the Board of Directors on March 9, 1993 and subsequently approved by the stockholders on February 24, 1994. The Director Plan incorporated and expanded a plan previously established for the periodic grant of stock options to non-employee directors. In December 1995, the Board of Directors approved certain amendments to the Director Plan, which amendments were subsequently approved by the stockholders on February 29, 1996. See "Executive Compensation - Employee Benefit Plans - Stock Option Plans."

PURPOSE

     The purpose of the Director Plan is to advance the interests of the Company by providing additional incentives to attract and retain qualified and competent non-employee directors, upon whose efforts and judgment the success of the Company (including its subsidiaries) is largely dependent. In furtherance of this purpose, the Director Plan authorizes the automatic, periodic granting to such non-employee directors of nonqualified stock options ("Director Options") to purchase Common Stock. In addition, the Director Plan provides for receipt by each outside director of an annual retainer fee (the "Annual Director Fee"), payable at their election in cash or in whole or in part through the grant of a nonqualified stock option ("Director Fee Option"). The ability to elect to receive stock options also serves the purpose of the Director Plan in that an additional incentive is provided to attract and retain qualified and competent non-employee directors. The Board of Directors of the Company believes that the proposed Director Plan Amendments are necessary to further the purposes of the Director Plan and to provide an adequate incentive to attract and retain qualified and competent non-employee directors. At December 31, 1996, four directors were eligible to participate in the Director Plan.

TERMS OF THE PLAN

     The following is a summary of the existing Director Plan and the Director Plan Amendments. At December 31, 1996, a total of 250,000 shares of Common Stock (subject to adjustment as described below) were authorized for issuance upon the exercise of Director Options and Director Fee Options. Such amount included an aggregate of 165,000 shares of Common Stock either (i) reserved for issuance upon the exercise of outstanding Director Options and Director Fee Options or (ii) previously acquired pursuant to the exercise of Director Options granted to existing and previous non-employee members of the Board of Directors. Accordingly, at such date 85,000 shares of Common Stock remained for the granting of Director Options and Director Fee Options. As proposed to be amended, an aggregate of 750,000 shares of Common Stock (subject to adjustment as described below) will be authorized for issuance under the Director Plan upon the exercise of Director Options, Director Fee Options and, as proposed, Discretionary Options. If any Director Option, Director Fee Option or, as proposed, Discretionary Option terminates, expires or is cancelled or surrendered as to any shares, new Director Options, Director Fee Options and/or, as proposed, Discretionary Options may be granted covering such shares.

     The Director Plan currently provides that each non-employee director of the Company who is elected or appointed to the Board of Directors will be granted a Director Option exercisable for 15,000 shares of Common Stock on the date such non-employee director is so elected or appointed as a director, whether at the annual meeting of stockholders or otherwise, at an exercise price equal to the fair market value of the Common Stock on the date such non-employee director is elected or appointed. In addition, upon their re-election, each non-employee director currently receives, on the first business day after the date of each annual meeting of stockholders of the Company, commencing with the annual meeting of stockholders immediately following the full vesting of any previously granted Director Option, a Director Option to purchase an additional 15,000 shares of Common Stock at an exercise price per share equal to the fair market value of the Common Stock on the date of grant. In each case, such Director Option currently vests as to 5,000 shares of Common Stock on each of the first three anniversaries of the date of grant, and each Director Option expires five years after the date of grant unless sooner terminated as provided in the Director Plan. As proposed to be amended, the 15,000-share threshold for all grants of Director Options will be increased to 30,000 shares, with vesting to occur as to 10,000 shares on each of the first three anniversaries of the date of grant.

     The Director Plan also provides for receipt by each outside director of an Annual Director Fee on the business day on or immediately after December 15 of each year. Each non-employee director of the Company must make an election, no later than December 31 of each year, to receive his Annual Director Fee for the following year in cash ($15,000) or in whole or in part through the grant of a Director Fee Option exercisable for up to 7,500 shares of Common Stock at an exercise price per share equal to the fair market value of the Common Stock on the date of grant (I.E., the business day on or immediately after December 15). In December 1996, all non-employee directors elected to receive their Annual Director Fee for calendar 1997 in Director Fee Options. A non-employee director must still be a director on December 15 to be eligible to receive an Annual Director Fee. The Director Fee Option vests immediately, but at least six months must elapse from the date of the acquisition of the Director Fee Option to the date of disposition of the Director Fee Option (other than upon exercise or conversion) or its underlying Common Stock. Each Director Fee Option will expire five years from the date of grant.

     As proposed to be amended, Discretionary Options may be granted from time to time by the Board of Directors to any non-employee director of the Company. The Discretionary Options will vest according to the vesting schedule determined by the Board of Directors and will expire five years from the date of grant. At least six months must elapse from the date of the acquisition of the Discretionary Option to the date of disposition of the Director Fee Option (other than upon exercise or conversion) or its underlying Common Stock.

     The Director Plan currently is administered by the Board of Directors. Director Options, Director Fee Options and, as proposed, Discretionary Options may not be granted at an exercise price per share that is less than the fair market value of the Common Stock at the date of grant. The exercise price of a Director Option, a Director Fee Option or, as proposed, a Discretionary Option may be paid in cash, certified or cashier's check, money order, or by delivery of already owned shares of Common Stock having a fair market value equal to the exercise price, or by delivery of a combination of the above. One purpose for permitting delivery of Common Stock in full or partial payment of the exercise price is to make it possible for the optionee to exercise his Director Options, Director Fee Options or, as proposed, Discretionary Options without the need to sell Common Stock already owned, which sale would result in the optionee incurring capital gain (or loss) for federal income tax purposes and/or potential Section 16(b) liability.

     To prevent dilution or enlargement of the rights of a holder of a Director Option, a Director Fee Option or, as proposed, a Discretionary Option, the Director Plan provides for the adjustment of (i) the number of shares upon which Director Options, Director Fee Options and, as proposed, Discretionary Options may be granted, (ii) the number of shares subject to outstanding Director Options, Director Fee Options and, as proposed, Discretionary Options and (iii) the exercise price of a Director Option, a Director Fee Option and, as proposed, a Discretionary Option, in the event of any reorganization, recapitalization, stock split, stock dividend, spin-off, combination of shares, merger, consolidation, issuance of rights or any other change in capital structure of the Company.

     The Director Options, Director Fee Options and, as proposed, Discretionary Options are not assignable or transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of an optionee, a Director Option, Director Fee Option or, as proposed, Discretionary Option is exercisable only by the optionee, the optionee's guardian or legal representative. The Company has registered with the Securities and Exchange Commission (the "SEC") the 250,000 shares of Common Stock currently issuable under the Director Plan. If the amendment to increase the number of shares issuable under the Director Plan from 250,000 to 750,000 is approved by the Company's stockholders, the Company will register the additional 500,000 shares to be authorized for issuance under the Director Plan.

     A Director Option terminates on the earlier to occur of (i) 30 days after the date that the optionee ceases to be a Director, except that if the optionee dies while a director, the Director Option expires one year therefrom or six months therefrom if the optionee dies during the 30-day period referenced above, or (ii) five years from the date of grant of the Director Option. A Director Fee Option and, as proposed, a Discretionary Option terminates five years from the date of grant.

TERMINATION OF DIRECTOR PLAN

     The Director Plan terminates on September 17, 2000, and any Director Option, Director Fee Option or, as proposed, Discretionary Option outstanding on such date will remain outstanding until it has either expired or been exercised.

AMENDMENT

     The Director Plan currently provides that it may not be amended more than once every six months, other than to comport with applicable changes to the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. This limitation related to the requirements of Rule 16b-3 of the SEC prior to its recent amendment. Because the SEC no longer requires this restriction to obtain an exemption under Rule 16b-3, the Board of Directors proposes to delete this limitation.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax rules summarized below are based upon current tax laws and thus are subject to change. Moreover, this summary of the tax consequences is not intended to be a complete description of all federal, state and local tax consequences of the Director Plan.

     The amount of the Annual Director Fee received in cash will be taxable upon receipt. The grant of a Director Option, Director Fee Option or, as proposed, Discretionary Option will not be taxable to an optionee. Generally, upon the exercise of a Director Option, Director Fee Option or, as proposed, Discretionary Option that has been held by the optionee for at least six months, an optionee who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") will recognize ordinary income at the time of exercise in an amount equal to the excess of the then fair market value of the shares of Common Stock purchased over the exercise price. Optionees who are not subject to Section 16(b) generally will recognize income at the time of exercise of a Director Option, Director Fee Option or, as proposed, Discretionary Option determined in the same manner as optionees subject to
Section 16(b). Because participants in the Director Plan will not be employees of the Company, there will be no withholding with respect to the recognized ordinary income resulting from the exercise of Director Options, Director Fee Options or, as proposed, Discretionary Options or with respect to receipt of the Annual Director Fee in cash (although the self-employment tax on self-employed persons generally will apply thereto). When shares of Common Stock received upon the exercise of a Director Option, Director Fee Option or, as proposed, Discretionary Option subsequently are disposed of in a taxable transaction, the optionee generally will recognize capital gain (or loss) in the amount by which the amount realized exceeds (or is less than) the fair market value of the Common Stock on the date the Director Option, Director Fee Option or, as proposed, Discretionary Option was exercised. Such capital gain (or loss) will be long- or short-term depending upon the optionee's holding period for the Common Stock acquired upon exercise of the Director Option, Director Fee Option or, as proposed, Discretionary Option.

APPROVAL

     Stockholder approval is required under the rules and regulations of the Nasdaq NMS. Assuming the presence of a quorum, the proposal to approve the foregoing Director Plan Amendments to the Company's Director Plan requires the approval of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy. Proxies will be voted for or against such approval in accordance with specifications marked thereon, and if no specification is made, will be voted "FOR" such approval.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                THE PROPOSED AMENDMENTS TO THE DIRECTOR PLAN


                              ITEM 3 ON PROXY
               RATIFICATION OF OUTSTANDING STOCK OPTION GRANT

DESCRIPTION OF STOCK OPTION GRANT

     On August 5, 1996, the Company granted to Mr. Holmes, subject to stockholder approval, a nonqualified stock option (the "1996 Option") to purchase 60,000 shares of Common Stock at a purchase price of $4.375 per share, representing the closing sales price of the Common Stock on the Nasdaq NMS on August 5, 1996. The grant was made to Mr. Holmes in consideration for continuing as Chairman of the Board of the Company. The 1996 Option vested immediately and will expire six years from the date of grant. The 1996 Option is evidenced by a written Stock Option Agreement (the "Option Agreement").

     The Option Agreement provides that the purchase price of shares subject thereto must be paid in full at the time of exercise in cash or by check.
The 1996 Option is not transferable by Mr. Holmes other than by will or by the laws of descent and distribution and is exercisable during Mr. Holmes's lifetime only by him. The maximum aggregate number of shares of Common Stock which may be issued pursuant to the 1996 Option is 60,000, subject to adjustment to prevent dilution or enlargement of rights. Such shares may consist of authorized but unissued shares of Common Stock or previously issued shares reacquired by the Company.

     The 1996 Option is not intended to constitute an incentive stock option for federal income tax purposes. No federal income tax should be imposed on Mr. Holmes as the result of the grant of the 1996 Option. Upon the exercise of the 1996 Option, Mr. Holmes will be treated as receiving compensation taxable as ordinary income in the year of exercise, in an amount equal to the excess of the fair market value on the date of exercise of the shares of Common Stock purchased under the 1996 Option over the purchase price paid therefor. Upon a subsequent disposition of the shares, any difference between the fair market value of the shares on the date of exercise and the amount realized upon disposition will be eligible for treatment as long-term capital gain or loss, if the shares have been held for more than six months. The Company will be allowed a deduction for federal income tax purposes for compensation paid at the same time and in the same amount as ordinary income from compensation recognized by Mr. Holmes, subject to certain limits on deductibility imposed by Internal Revenue Service regulations under some circumstances.

     Stockholder approval of the 1996 Option is not required under Delaware law or for federal income tax purposes, but it is a prerequisite to the listing of the shares covered thereby on the Nasdaq NMS.

VOTE REQUIRED; EFFECT OF A NEGATIVE VOTE

     Ratification of the 1996 Option requires the affirmative vote of a majority of the shares of Common Stock voting in person or represented by proxy at the Annual Meeting, provided a quorum is present. Failing stockholder approval of the 1996 Option at the Annual Meeting, the grant of the 1996 Option will be voided, and thereupon the Company and Mr. Holmes will negotiate alternative compensation of equivalent value to him. The Board of Directors recommends that the stockholders ratify the grant of the 1996 Option. Proxies will be voted for or against such ratification in accordance with the specifications marked thereon, and if no specification is made, will be voted "FOR" such ratification.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
            THE PROPOSED RATIFICATION OF THE STOCK OPTION GRANT
               MADE TO A NON-EMPLOYEE DIRECTOR OF THE COMPANY


                              ITEM 4 ON PROXY
       RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has appointed the firm of Arthur Andersen LLP to serve as independent public accountants of the Company for the fiscal year ending September 30, 1997. Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. Arthur Andersen LLP has served as independent public accountants of the Company with respect to the Company's consolidated financial statements for fiscal years 1988 through 1996 and is considered by management of the Company to be well qualified. If the stockholders do not ratify the appointment of Arthur Andersen LLP, the Board of Directors may reconsider the appointment.

     Representatives of Arthur Andersen LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

     Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present at the Annual Meeting in person or by proxy is necessary for the adoption of the proposal. Proxies will be voted for or against such ratification in accordance with specifications marked thereon, and if no specification is made, the proxies will be voted "FOR" such ratification.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1997.

                              ITEM 5 ON PROXY
           OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company knows of no matters, other than those referred to in the accompanying Notice of Annual Meeting of Stockholders, which properly may come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournment(s) thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the proxy cards in accordance with their judgment.

                                      MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

               On the Record Date, the executive officers and directors of the Company were as follows:

       NAME             AGE                 POSITION
--------------------    ---        --------------------------------------------------
Larry M. James           49        Chief Executive Officer, President and Director

W. Audie Long            52        General Counsel, Senior Vice President - Legal and
                                   Regulatory Affairs and Corporate Secretary

James S. Speirs          45        Senior Vice President - Network Operations
                                   and Chief Technology Officer

Phillip J. Storin        45        Senior Vice President, Chief Financial Officer and
                                   Corporate Treasurer

Stan G. Masters          47        Senior Vice President - Sales

Patrick M. Aelvoet       34        Vice President and Corporate Controller

Richard E. Burk          50        Vice President - Strategic Planning

David S. Horne           42        Vice President - Human Resources

Marion K. Jenkins        43        Vice President - Management Information Systems

Stephen M. Wagner        40        Vice President - Marketing, Sales and Business
                                   Development, U.S. Long Distance, Inc.

John M. Welsh            37        Vice President - Sales and Customer Service,
                                   U.S. Long Distance, Inc.

Parris H. Holmes, Jr.    53        Chairman of the Board (1)(2)

Charles E. Amato         49        Director (1)(2)

Gary D. Becker           37        Director (1)(2)

F. Gardner Parker        54        Director


--------------------
(1)  Member of the Audit Committee.
(2)  Member of the Compensation Committee.

          The following is a description of the biographies of the Company's executive officers and directors for the past five years.

          LARRY M. JAMES has served as Chief Executive Officer and President of the Company since August 1996 and has been a director of the Company since February 1991. Mr. James served as Chief Operating Officer of the Company from February 1991 to August 1996 and was named President of the Company in March 1993. From February 1991 to August 1996, Mr. James served as President of U.S. Long Distance, Inc., a wholly owned subsidiary of the Company. From August 1994 to August 1996, Mr. James served as Chief Executive Officer of Zero Plus Dialing, Inc., now Billing Information

Concepts, Inc., a separate subsidiary of the Company which conducted the Company's billing and information management services business prior to the Distribution. He joined the Company as Vice President - Sales and Marketing in April 1988.

          W. AUDIE LONG has been General Counsel and Senior Vice President - Legal and Regulatory Affairs of the Company since February 1991 and Corporate Secretary of the Company since August 1993. Mr. Long joined the Company as General Counsel and Vice President - Legal and Regulatory Affairs in April 1990. Previously, Mr. Long was an attorney in private practice. He has been General Counsel to the Company since 1986.

          STAN G. MASTERS joined the Company in June 1991 as Director of Operator Services and Direct Dial Sales Agents of U.S. Long Distance, Inc. Mr. Masters was elected Vice President - Direct Dial Sales of U.S. Long Distance, Inc. in April 1993 and Senior Vice President - Sales in October 1994. He was elected Vice President - Sales of the Company in October 1994 and Senior Vice President - Sales in July 1996.

          JAMES S. SPEIRS joined the Company in October 1995 as Vice President - Network Operations and Chief Technical Officer. He was elected Senior Vice President - Network Operations and Chief Technology Officer in July 1996. Mr. Speirs has been Senior Vice President - Network Operations of U.S. Long Distance, Inc. since October 1995. Prior to joining the Company, Mr. Speirs was Vice President of Network Engineering for Frontier Communications Corp. from May 1994 to September 1995. From January 1992 to December 1994, he was a partner in Carlin Club Lodge. He served as Senior Vice President of Network Operations for COM Systems, Inc. from July 1986 to October 1991.

          PHILLIP J. STORIN joined the Company in July 1992 as Vice President
- Accounting, was named Corporate Controller effective October 1994 and promoted to Senior Vice President, Chief Financial Officer and Corporate Treasurer in August 1996. From April 1987 to July 1992, Mr. Storin was Director of Accounting for Dell Computer Corporation in Austin, Texas. Mr. Storin was charged with primary responsibility of all accounting matters while employed with Dell Computer Corporation.

          PATRICK M. AELVOET has served as Vice President and Corporate Controller of the Company since October 1996. Mr. Aelvoet joined the Company in March 1993 as Director of Financial Reporting. He was promoted to Director of Accounting in September 1993 and to Financial Controller in December 1994. Mr. Aelvoet worked for KPMG Peat Marwick as Senior Audit Manager from August 1985 to March 1993.

          RICHARD E. BURK joined the Company in June 1996 as Vice President
- Strategic Planning, with the primary responsibility of implementing the Company's proposed local exchange business. From January 1996 through June 1996, Mr. Burk was President of Network Intelligence, Inc., a telecommunications consulting firm, and from October 1990 to January 1996, he was Vice President of Operations for American Telco, Inc., where he was responsible for management information systems and software development, network operations and regulatory affairs. Mr. Burk has served as President of the Texas Association of Long Distance Carriers (Texaltel) for the last three years.

          DAVID S. HORNE has served as Vice President - Human Resources of the Company since November 1990. Mr. Horne has over 17 years of experience in human resources management and previously was Director of Human Resources for Scott's Food Services, Inc. in Austin, Texas.

          MARION K. JENKINS joined the Company in October 1996 as Vice President - Management Information Systems after having been a consultant to the Company since July 1996. Mr. Jenkins was employed by American Telco, Inc. from January 1986 to July 1996, where he was Vice President of Sales and Customer Service from September 1991 to July 1996.

          STEPHEN M. WAGNER joined U.S. Long Distance, Inc. in June 1992 as Vice President - Sales. In October 1994, Mr. Wagner was promoted to Vice President - Sales and Business Development of U.S. Long Distance, Inc., and in March 1996, he also became Vice President - Marketing. Mr. Wagner was Executive Vice President of Fone America, Inc. from May 1991 to June 1992.

          JOHN M. WELSH has served as Vice President - Sales and Customer Service of U.S. Long Distance, Inc. since September 1994. Mr. Welsh joined U.S. Long Distance, Inc. in September 1990 in payphone sales and was promoted to Manager of Payphone Sales in October 1992 and to Director of Payphone Sales and Customer Service in August 1993.

          PARRIS H. HOLMES, JR. has served as Chairman of the Board of the Company since September 1986. Mr. Holmes served as Chief Executive Officer of the Company from September 1986 until August 1996, when he resigned as Chief Executive Officer to become Chairman and Chief Executive Officer of Billing upon the effectiveness of the Distribution. Prior to March 1993, Mr. Holmes also served as President of the Company. Mr. Holmes is also a member of the Boards of Directors of Tanisys Technology, Inc., a developer, marketer and manufacturer of computer equipment, and Poore Brothers, Inc., a manufacturer and distributor of flavored potato chips.

          CHARLES E. AMATO has served as a director of the Company since October 1992. Since 1976, he has been Chairman of Southwest Business Corporation, a financial services company in the insurance brokerage and mortgage banking business.

          GARY D. BECKER has served as a director of the Company since 1986. Since February 1980, he has been a senior officer at Pace Entertainment Corp., a diversified live entertainment production and promotion organization. Mr. Becker was promoted to Chief Executive Officer of Pace Motor Sports, Inc., a wholly owned subsidiary of Pace Entertainment Corp., in January 1996.

          F. GARDNER PARKER was appointed to the Company's Board of Directors in December 1996. Mr. Parker has owned and operated Parker Investments, a private investment firm, since June 1984. Mr. Parker also serves as Managing Trustee of Camden Property Trust, a New York Stock Exchange real estate investment trust, and Chairman of the Board of Computer Control Systems, Inc., as well as serving on the boards of directors of several privately owned companies.

          All directors hold office for their elected term or until their successors are duly elected and qualified. If a director should be disqualified or unable to serve as a director, the vacancy so arising may be filled by the Board of Directors for the unexpired portion of his term. All officers serve at the discretion of the Board of Directors. There are no family relationships between members of the Board of Directors or any executive officers of the Company.

COMMITTEES, MEETINGS AND BOARD COMPENSATION

          The Board of Directors conducts its business through meetings of the Board of Directors and through its committees. In accordance with the Bylaws of the Company, the Board of Directors has established a Compensation Committee and an Audit Committee. The Board of Directors does not currently utilize a Nominating Committee or committee performing similar functions.

          COMPENSATION COMMITTEE.

          The Compensation Committee reviews and makes recommendations to the Board of Directors concerning major compensation policies and compensation of officers and executive employees. This committee currently is comprised of directors Amato, Becker and Holmes. See "Executive Compensation - Report of the Compensation Committee."

          AUDIT COMMITTEE.

          The Audit Committee acts on behalf of the Board of Directors with respect to the Company's financial statements, record-keeping, auditing practices and matters relating to the Company's independent public accountants, including recommending to the Board of Directors the firm to be engaged as independent public accountants for the next fiscal year; reviewing with the Company's independent public accountants the scope and results of the audit and any related management letter; consulting with the independent public accountants and management with regard to the Company's accounting methods and the adequacy of its internal accounting controls; approving professional services by the independent public accountants; and reviewing the independence of the independent public accountants. The Audit Committee currently is comprised of directors Amato, Becker and Holmes.

          BOARD OF DIRECTOR AND COMMITTEE MEETINGS.

          During the fiscal year ended September 30, 1996, the Board of Directors met 16 times and took actions on 13 other occasions by unanimous written consents. During the year, the Compensation Committee of the Board of Directors met on two occasions and took action on five separate occasions by unanimous written consents, and the Audit Committee met on three occasions. During fiscal 1996, each director attended at least 75% of the total of all meetings of the Board of Directors and any committee on which he served.

          DIRECTORS' COMPENSATION.

          MEETING AND ANNUAL RETAINER FEES. Each outside member of the Board of Directors received a meeting fee of $2,000 for each meeting of the Board attended during fiscal 1996. Additionally, each member of the Compensation Committee or Audit Committee received $500 for each committee meeting attended during the year except that the chairperson of each such committee received $1,000 for attendance. In each case, the members of the Board are reimbursed for their travel expenses to and from the meetings. The Board members do not receive a fee for telephonic meetings. In addition, commencing December 1994, the Company instituted an Annual Director Fee for all outside directors. For a description of the principal features of the Annual Director Fee, see "Item 2 on Proxy: Approval of Amendments to the 1993 Non-Employee Director Plan of U.S. Long Distance Corp. - Terms of the Plan." In December 1996, each non-employee director elected to receive the Annual Director Fee in the form of a Director Fee Option for 7,500 shares of Common Stock to be granted on December 15, 1997.

          STOCK OPTIONS. Pursuant to the Company's Director Plan, each outside director has been granted a Director Option or Director Options to purchase certain shares of Common Stock. At September 30, 1996, no Director Fee Options had been granted. See "Executive Compensation - Employee Benefit Plans - Stock Option Plans." In addition, in fiscal 1996, Mr. Amato was granted an option for the purchase of 10,000 shares at $4.375 per share which vests one-third on each of the first three anniversaries of the date of grant and is exercisable for six years, and Mr. Holmes was granted an option for the purchase of 60,000 shares at $4.375 per share which vested 100% on the date of grant and is exercisable for six years. See "Item 3 on Proxy:
Ratification of Stock Option Grant." At September 30, 1996, the outside directors of the Company held the following number and value of options granted under the Director Plan and outside the Director Plan:

                          SECURITIES UNDERLYING                      UNREALIZED VALUE OF OPTIONS
                                 OPTIONS                             AT SEPTEMBER 30, 1996 ($)(2)
                       ---------------------------  EXERCISE PRICE   ----------------------------
     DIRECTOR          EXERCISABLE   UNEXERCISABLE  PER SHARE (1)    EXERCISABLE    UNEXERCISABLE
---------------------  -----------   -------------  ---------------  -----------    -------------
CHARLES E. AMATO         15,000         25,000      $3.43 - $4.76    $ 82,613          $108,288

GARY D. BECKER           15,000         15,000      $3.24 - $4.76    $ 85,463          $ 62,663

PARRIS H. HOLMES, JR.    60,000           0             $4.375       $273,750              0

F. GARDNER PARKER (3)      --             --             N/A            N/A               N/A

--------------------
(1) The exercise price for these, and all other options outstanding as of the Distribution Date, was adjusted in accordance with a formula adjustment made in connection with the Distribution whereby the Common Stock was allocated 25% of the pre-Distribution price and the common stock of Billing was allocated 75% of the pre-Distribution price, based upon trading in both stocks during the ten business days after the Distribution Date (the "Formula Adjustment").

(2) Reflects the aggregate market value of the underlying securities as determined by reference to the closing price of the Common Stock on the Nasdaq NMS on September 30, 1996 ($8.9375 per share) minus the aggregate exercise price for each option. Does not reflect the aggregate market value of Billing stock underlying Billing stock options received by such individuals pursuant to the terms of the Distribution.

(3) Mr. Parker was appointed to the Board of Directors in December 1996 to fill a vacancy created by the Distribution.


          DIRECTOR COMPENSATION DEFERRAL PLAN. On February 24, 1994, the Board of Directors adopted the U.S. Long Distance Corp. Director Compensation Deferral Plan (the "Director Deferral Plan"). Participation in the Director Deferral Plan is offered to outside directors of the Company who elect to participate as provided in the plan (the "Director Deferral Participants"). At December 31, 1996, there were three Director Deferral Participants in the Director Deferral Plan. The

Director Deferral Plan is a deferred compensation plan that generally allows Director Deferral Participants to make voluntary deferral contributions (the "Voluntary Director Contribution"), on a pre-tax basis, in increments of 1%, of up to 100% of the fees paid by the Company for services rendered as a director. In addition, the Company intends to contribute each plan year, on behalf of each Director Deferral Participant, an amount equal to 33% of that director's Voluntary Director Contribution (the "Company Director Contribution"); provided, however, that the Company reserves the right to eliminate the Company Director Contribution at any time or provide a Company Director Contribution of a different amount. The Company made approximately $24,915 in Company Director Contributions to the Director Deferral Plan during fiscal 1996 on behalf of current directors Amato and Becker and a former director.

          Director Deferral Participants are annually vested in 33% of any Company Director Contribution beginning with the Director Deferral Participant's first anniversary of service and becoming 100% vested after the third anniversary of service or upon a change in control of the Company. At December 31, 1996, Messrs. Amato, Becker and Holmes were 100% vested in Company Director Contributions. Benefits generally are payable to a Director Deferral Participant (or his beneficiary) upon retirement, disability, termination of service or death, in each case as provided in the Director Deferral Plan.


                                EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

          The Compensation Committee of the Board of Directors of the Company (the "Committee") has furnished the following report on the Company's executive compensation policies. The report describes the Committee's compensation policies applicable to the Company's executive officers and provides specific information regarding the compensation of the Company's Chief Executive Officers in 1996. (The information contained in the report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.)

          In 1996, the Committee was comprised of two outside directors. The Committee administers and oversees all aspects of the Company's executive compensation policy and reports its determinations to the Board of Directors. See "Management - Committees, Meetings and Board Compensation - Compensation Committee." The Committee's overall goal is to develop executive compensation policies that are consistent with, and linked to, strategic business objectives and Company values. The Committee approves the design of, assesses the effectiveness of, and administers executive compensation programs in support of, the Company's compensation policies. The Committee also reviews and approves all salary arrangements and other remuneration for executives, evaluates executive performance and considers related matters.

          COMPENSATION PHILOSOPHY.

          The Company's executive compensation policies have four primary objectives: to attract and retain highly competent executives to manage the Company's business, to offer executives appropriate incentives for accomplishment of the Company's business objectives and strategy, to encourage stock ownership by executives to enhance mutuality of interest with stockholders and to maximize long-term stockholder value. The Committee believes that the compensation policies should operate in support of these objectives and should emphasize the following: a long-term and at-risk focus, a pay-for-performance culture, an equity orientation and management development.

          ELEMENTS OF COMPENSATION.

          Each element of compensation considers median compensation levels paid within the competitive market. Competitive market data compares the Company's compensation practices to a group of comparator companies that tend to have similar sales volumes, market capitalizations, employment levels and lines of business. The Committee reviews and approves the selection of companies used for compensation comparison purposes.

          The key elements of the Company's executive compensation are base salary, annual incentive and long-term incentive. These key elements are addressed separately below. In determining compensation, the Committee considers all elements of an executive's total compensation package.

          BASE SALARIES. Base salaries for executives are initially determined by evaluating executives' levels of responsibility, prior experience, breadth of knowledge, internal equity issues and external pay practices. Base salaries are below the size-adjusted medians of the competitive market.

          Increases to base salaries are driven primarily by individual performance. Individual performance is evaluated based on sustained levels of individual contribution to the Company. When evaluating individual performance, the Committee considers the executive's efforts in promoting Company values, continuing educational and management training, improving product quality, developing relationships with customers, suppliers and employees, and demonstrating leadership abilities among co-workers.

          Mr. Holmes's and Mr. James's annual, calendar year base salaries were increased in fiscal 1996 by approximately $24,000 and $40,000, respectively. In determining the base salaries for Mr. Holmes and Mr. James for fiscal 1996, the Committee, without Mr. Holmes's or Mr. James's participation in the process and in its subjective determination, considered the Company's overall performance, their individual performance and their long-term contributions to the success of the Company.

          ANNUAL INCENTIVE. Annually, each executive is considered for an incentive bonus. Factors considered in determining the amount of the award include revenue growth, cost control, net profitability and achievement of individual goals and objectives. Typically, minimum revenue and earnings thresholds have been established, below which no awards are made. Bonus awards for all executives are approved by the Chief Executive Officer. Bonus awards for the Company's Chief Executive Officer are subject to approval by the Compensation Committee. Beginning with fiscal year 1997, the timing of these bonus payments will change from an annual to a quarterly basis. Mr. Holmes and Mr. James earned cash bonuses of $805,000 and $300,000, respectively, in fiscal 1996. Because of the Company's record performance, sizable bonuses also were earned by other executive officers in fiscal 1996.

          LONG-TERM INCENTIVES. The Company's long-term compensation philosophy provides that long-term incentives should relate to improvement in stockholder value, thereby creating a mutuality of interests between executives and stockholders. Additionally, the Committee believes that the long-term security of executives is critical for the perpetuation of the Company. Long-term incentives are provided to executives through Restricted Stock Awards, the Company's Employee Option Plan and the Company's Executive Compensation Deferral Plan.

          In keeping with the Company's commitment to provide a total compensation package that favors at-risk components of pay, long-term incentives comprise an appreciable portion of an executive's total compensation package. When awarding long-term incentives, the Committee considers executives' respective levels of responsibility, prior experience, historical award data, various performance criteria and compensation practices at comparator companies. Again, the Committee does not utilize formal mathematical formulae when determining the number of options/shares granted to executives.

          RESTRICTED STOCK AWARDS.

          On December 12, 1995, the Board of Directors adopted the U.S. Long Distance 1995 Employee Restricted Stock Plan (the "Restricted Stock Plan") for the purpose of enabling the Company to provide incentives to its key employees to maximize stockholder value by giving them a proprietary interest in the Company through the ownership of stock. The Board of Directors approved an amendment to the Restricted Stock Plan on July 2, 1996, to allow for immediate vesting of restricted stock grants at the discretion of the committee administering the Restricted Stock Plan. Officers and certain key employees of the Company, including directors who are also full-time employees, are eligible for awards under the Restricted Stock Plan. An aggregate of 500,000 shares of Common Stock are reserved for awards under the Restricted Stock Plan. The number of shares of Common Stock to be awarded to an employee and other terms of the award are determined by a committee of disinterested persons who administer the Restricted Stock Plan. Each award is evidenced by an agreement that sets forth the terms and conditions of the restricted stock granted, including the vesting schedule. The Restricted Stock Plan provides for certain vesting upon death, permanent disability, retirement, termination for good reason by the employee and upon a change of control. The employee, as owner of the restricted stock, has all rights of a stockholder including voting rights and the right to receive cash dividends, if any. In fiscal 1996, 188,000 shares of Common Stock were granted under the Restricted Stock Plan, and at September 30, 1996, 312,000 shares were available for granting under the plan.

          The Committee believes that restricted stock provides the Company's executives with an immediate link to stockholder interests. Upon becoming a stockholder, the executive receives the right to vote Company shares and receive dividends, further aligning the executive's interests to those of the Company's stockholders. As detailed in the "Summary Compensation Table" under the caption "Executive Compensation" below, Messrs. James and Long were granted 28,000 and 16,000 shares, respectively, under the Restricted Stock Plan on December 14, 1995. On January 26, 1996 and March 8, 1996, Messrs. Holmes and Saltzman were granted 55,000 and 16,000 shares, respectively, under the Restricted Stock Plan. Under the terms of the grants to Messrs. James, Long, Holmes and Saltzman, one half of such shares were to vest November 1, 1996 and one half on November 1, 1997; such grants were subsequently amended to provide for 100% vesting on July 2, 1996. In addition, on July 16, 1996, Messrs. Holmes, James, Long and Saltzman were granted 50,000, 10,000, 6,000 and 7,000 shares, respectively, under the Restricted Stock Plan, which vested 100% on the date of grant. No restricted stock grants were made in fiscal 1995. See "Summary Compensation Table" under the caption "Executive Compensation" below.

          STOCK OPTIONS.

          Stock options are granted at an option price not less than the fair market value of the Common Stock on the date of grant. Accordingly, stock options have value only if the price of the Common Stock appreciates after the date the options are granted. This design focuses executives on the creation of stockholder value over the long term and encourages equity ownership in the Company.

          As detailed in the table entitled "Stock Option Grants in Fiscal 1996" under the caption "Executive Compensation" below, in fiscal 1996 Messrs. Holmes and James received options to purchase 60,000 and 130,000 shares, respectively, of the Common Stock with an exercise price of $4.375 per share, exercisable for six years. The grant to Mr. Holmes was a non-plan option and was granted in consideration for continuing as Chairman of the Board of the Company. The grant to Mr. Holmes vested 100% on the date of grant. One third of the option granted to Mr. James vests on each of the first three anniversaries of the grant. In addition, the stock options for 100,000 and 50,000 shares originally granted to Messrs. Holmes and James, respectively, on April 13, 1995 at $14.875 per share were repriced and regranted at $11.25 on November 28, 1995. Under the terms of the regrants to Messrs. Holmes and James, one third of the options vested on the date of regrant, one third vested on April 13, 1996 and one third were to vest on April 13, 1997. Pursuant to the terms of the respective Agreements Regarding Vesting and Adjustment of Stock Options entered into by Messrs. Holmes and James and the Company and Billing on June 25, 1996, options unvested as of the effective date of the Distribution vested as of the Distribution Date.

          In determining the number of shares subject to the options granted to Messrs. Holmes and James, the Committee considered the number of options previously granted to each of them, the level of total stockholder return and numerous subjective factors indicative of their respective dedication to the success of the Company. At December 31, 1996, Messrs. Holmes and James owned 236,219 and 91,713 shares, respectively, of the Company's Common Stock and, including their respective fiscal 1996 grants, held options to purchase an additional 245,000 and 273,000 shares, respectively. The Committee believes that these equity interests provide an appropriate link to the interests of stockholders.

          EXECUTIVE COMPENSATION DEFERRAL PLAN.

          During fiscal 1996, the Company continued offering to certain key employees the ability to defer a portion of their respective salaries, on a pre-tax basis, up to 100% of base compensation, with benefits generally payable upon retirement, disability, termination of employment (other than for cause) or death. The Company may make certain matching contributions to each participant's account under such plan with vesting to occur over time; however, the Company has retained the ability to limit its contributions thereunder at any time. The Committee believes that this type of plan provides additional long-term incentive for overall corporate success. The Company made an aggregate of approximately $99,795 in matching contributions during fiscal 1996, $15,143 and $8,121 of which were made on behalf of Messrs. Holmes and James, respectively.

          CONCLUSION.

          The Committee believes that these executive compensation policies serve the interests of the stockholders and the Company effectively. The Committee believes that the various pay vehicles offered are appropriately balanced to provide increased motivation for executives to contribute to the Company's overall future successes, thereby enhancing the value of the Company for the stockholders' benefit.


          Charles E. Amato                             Gary D. Becker

SUMMARY COMPENSATION TABLE

          The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officers, each of the Company's four other most highly compensated executive officers whose base salary and bonus exceeded $100,000 for fiscal 1996 and two additional individuals for whom disclosure would have been provided as a most highly compensated executive officer but for the fact that the individuals were not serving as executive officers at the end of the most recently completed fiscal year.

                                                                                          LONG-TERM
                                          ANNUAL COMPENSATION                         COMPENSATION AWARDS
                                      --------------------------                 ----------------------------
                                                                  OTHER ANNUAL    RESTRICTED    SECURITIES       ALL OTHER
NAME AND PRINCIPAL           FISCAL                               COMPENSATION      STOCK       UNDERLYING      COMPENSATION
    POSITION                 YEAR     SALARY($)     BONUS ($)(1)     ($)(2)      AWARDS($)(3)   OPTIONS(#)(4)         ($)
-------------------------    ----     ---------     ------------  ------------   ------------   -------------   --------------
PARRIS H. HOLMES, JR. (5)    1996     $261,808 (6)      $805,000    $15,524      $602,800 (7)      160,000       $1,339,979 (8)
  CHAIRMAN OF THE BOARD      1995      276,000           750,000     22,421             0          100,000           38,964
  AND CHIEF EXECUTIVE        1994      271,113                 0          0       159,375 (9)       90,000           24,637
  OFFICER

LARRY M. JAMES               1996      229,231           300,000      8,467       176,900 (10)     180,000           17,241 (11)
  CHIEF EXECUTIVE OFFICER,   1995      200,000           140,000      7,280             0           50,000            9,492
  PRESIDENT AND DIRECTOR     1994      189,231                 0          0        74,375 (12)      68,000            8,698

W. AUDIE LONG                1996      174,616            55,000     11,152       103,380 (13)      75,000          380,634 (14)
  GENERAL COUNSEL, SENIOR    1995      160,427           100,000      9,327             0           25,000           10,583
  VICE PRESIDENT-LEGAL       1994      162,398            10,000          0        31,875 (15)      60,000           11,312
  AND REGULATORY AFFAIRS
  & CORPORATE SECRETARY

ALAN W. SALTZMAN (16)        1996      138,462 (6)             0          0       133,330 (17)      25,000          239,032 (18)
  EXECUTIVE VICE PRESIDENT-  1995      147,308           100,000          0             0           25,000            8,792
  OPERATIONS, BILLING AND    1994      136,790            10,000          0        31,875 (19)      58,000            6,614
  INFORMATION MANAGEMENT

KELLY E. SIMMONS (20)        1996       88,154 (6)             0          0             0           10,000           63,489 (21)
  SENIOR VICE PRESIDENT-     1995       96,000            33,000          0             0                0            2,863
  BUSINESS DEVELOPMENT       1994       95,479            10,000          0        12,250 (22)      19,000            2,062
  AND CORPORATE TREASURER

JAMES S. SPEIRS              1996      117,692            40,000      1,582             0           70,000            2,373 (23)
  SENIOR VICE PRESIDENT-     1995          N/A               N/A        N/A           N/A              N/A              N/A
  NETWORK OPERATIONS AND     1994          N/A               N/A        N/A           N/A              N/A              N/A
  CHIEF TECHNOLOGY OFFICER

PHILLIP J. STORIN            1996      102,230            60,000      3,148             0           50,000            4,319 (24)
  SENIOR VICE PRESIDENT,     1995       92,000            36,000          0             0                0            3,567
  CHIEF FINANCIAL OFFICER    1994       91,412            10,000          0             0           18,000            2,987
  AND CORPORATE TREASURER

STAN G. MASTERS              1996       93,654            40,000          0             0           50,000            4,472 (25)
  SENIOR VICE PRESIDENT-     1995       89,712            22,000          0             0                0            4,304
  SALES                      1994       81,359             5,000          0             0           24,000            3,186

--------------------
(1) In 1994, represents bonuses earned in the fiscal year, but paid 50% in January and 50% in April of fiscal year 1995. Payment of such bonuses was conditioned upon the Company recognizing a profit in its first and second fiscal quarters, respectively. These conditions, however, were waived by the Company for those bonuses earned for fiscal 1994.

(2) Represents amounts reimbursed during fiscal 1996 and fiscal 1995 for the payment of certain taxes.

(3) At September 30, 1996, the number and value of aggregate restricted stock award holdings were as follows: Mr. Holmes, 120,000 shares ($1,072,500); Mr. James, 45,000 shares ($402,188); Mr. Long, 22,000 shares ($196,625);
     Mr. Saltzman, 27,000 shares ($241,313); and Mr. Simmons, 1,000 shares ($8,938). Messrs. Storin, Masters and Speirs did not hold any restricted stock at September 30, 1996. The value of the restricted stock awards was determined by multiplying the market value of the Common Stock on September 30, 1996 as determined by reference to the closing price of the Common Stock on the Nasdaq NMS ($8.9375 per share) by the number of shares of restricted stock held. The value of the restricted stock awards does not include the value of Billing stock awards received by the foregoing individuals pursuant to the terms of the Distribution. If any dividends are paid with respect to the Company's Common Stock, such dividends will be paid on the restricted stock.

(4) Certain of the options granted during fiscal 1996 and 1994 were the result of the voluntary surrender and exchange of previously granted options under the Company's Employee Option Plan. See "Stock Option Grants in Fiscal 1996" and "Ten-Year Option Repricings."

(5) Mr. Holmes resigned as Chief Executive Officer as of the Distribution Date to become Chairman and Chief Executive Officer of Billing. The summary compensation table does not reflect compensation paid to Mr. Holmes by Billing after the Distribution Date, nor does it reflect compensation paid to Mr. Holmes by the Company for services rendered as Chairman of the Board.

(6)  Represents salary paid through August 1, 1996.

(7) Mr. Holmes was granted 55,000 shares on January 26, 1996 which, as amended, vested 100% on July 2, 1996, and was granted 50,000 shares on July 16, 1996 which vested 100% on the date of grant.

(8) Represents $3,256 in Company 401(k) Retirement Plan contributions, $15,143 in Company deferred compensation contributions and $21,580 in life insurance premiums made or paid on behalf of Mr. Holmes during fiscal 1996 and a $1,300,000 severance payment in connection with the Distribution.

(9) Mr. Holmes was granted 15,000 shares on March 1, 1994, which vested 50% on February 1, 1995 and 50% on February 1, 1996.

(10) Mr. James was granted 28,000 shares on December 14, 1995 which, as amended, vested 100% on July 2, 1996, and was granted 10,000 shares on July 16, 1996 which vested 100% on the date of grant.

(11) Represents $3,202 in Company 401(k) Retirement Plan contributions, $8,121 in Company deferred compensation contributions and $5,918 in life insurance premiums made or paid on behalf of Mr. James during fiscal 1996.

(12) Mr. James was granted 7,000 shares on March 1, 1994, which vested 50% on February 1, 1995 and 50% on February 1, 1996.

(13) Mr. Long was granted 16,000 shares on December 14, 1995 which, as amended, vested 100% on July 2, 1996, and was granted 6,000 shares on July 16, 1996 which vested 100% on the date of grant.

(14) Represents $2,536 in Company 401(k) Retirement Plan contributions, $10,015 in Company deferred compensation contributions and $8,083 in life insurance premiums made or paid on behalf of Mr. Long during fiscal 1996 and $360,000 paid under contractual agreement in connection with the Distribution.

(15) Mr. Long was granted 3,000 shares on March 1, 1994, which vested 50% on February 1, 1995 and 50% on February 1, 1996.

(16) Mr. Saltzman resigned as an officer of the Company as of the Distribution Date to become President and Chief Operating Officer of Billing. The summary compensation table does not reflect compensation paid to Mr. Saltzman by Billing after the Distribution Date.

(17) Mr. Saltzman was granted 16,000 shares on March 8, 1996 which, as amended, vested 100% on July 2, 1996, and was granted 7,000 shares on July 16, 1996 which vested 100% on the date of grant.

(18) Represents $1,998 in Company 401(k) Retirement Plan contributions, $5,636 in Company deferred compensation contributions and $6,398 in life insurance premiums made or paid on behalf of Mr. Saltzman during fiscal 1996 and a $225,000 severance payment in connection with the Distribution.

(19) Mr. Saltzman was granted 3,000 shares on March 1, 1994, which vested 50% on February 1, 1995 and 50% on February 1, 1996.

(20) Mr. Simmons resigned as an officer of the Company as of the Distribution Date to become Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary of Billing. The summary compensation table does not reflect compensation paid to Mr. Simmons by Billing after the Distribution Date.

(21) Represents $1,258 in Company 401(k) Retirement Plan contributions and $2,231 in Company deferred compensation contributions made on behalf of Mr. Simmons during fiscal 1996 and a $60,000 severance payment in connection with the Distribution.

(22) Mr. Simmons was granted 1,000 shares on March 24, 1994, which vested 50% on February 1, 1995 and 50% on February 1, 1996.

(23) Represents $2,373 in Company deferred compensation contributions made on behalf of Mr. Speirs during fiscal 1996.

(24) Represents $1,427 in Company 401(k) Retirement Plan contributions and $2,892 in Company deferred compensation contributions made on behalf of Mr. Storin during fiscal 1996.

(25) Represents $1,353 in Company 401(k) Retirement Plan contributions and $3,119 in Company deferred compensation contributions made on behalf of Mr. Masters during fiscal 1996.

STOCK OPTION GRANTS IN FISCAL 1996

     The following table provides information related to options granted to the named executive officers during fiscal 1996. The Company has never granted stock appreciation rights.

                         INDIVIDUAL GRANTS
                      -------------------------                           POTENTIAL REALIZABLE
                                     % OF TOTAL                             VALUE AT ASSUMED
                        NUMBER OF      OPTIONS                           ANNUAL RATES OF STOCK
                       SECURITIES    GRANTED TO  EXERCISE                PRICE APPRECIATION FOR
                       UNDERLYING     EMPLOYEES   OR BASE                    OPTION TERM(4)
                         OPTIONS      IN FISCAL    PRICE    EXPIRATION   ----------------------
     NAME             GRANTED(#)(1)      1996      ($/SH)      DATE         5%($)       10%($)
     ----             -------------  ----------  ---------  ------------   --------    --------
PARRIS H. HOLMES, JR.    100,000         5.6     $2.91 (2)  11/27/00 (2)   $ 80,398    $177,658
                          60,000         3.4      4.375      8/04/02         72,524     160,259

LARRY M. JAMES            50,000         2.8      2.91 (2)  11/27/00 (2)     40,199      88,829
                         130,000         7.3      4.375      8/04/02        157,135     347,228

W. AUDIE LONG             25,000         1.4      2.91 (2)  11/27/00 (2)     20,099      44,415
                          50,000         2.8      4.375      8/04/02         60,437     133,549

ALAN W. SALTZMAN          25,000         1.4      2.91 (2)  11/27/00 (2)     20,099      44,415

KELLY E. SIMMONS          10,000         0.6      2.91 (3)  11/27/00 (3)      8,040      17,766

JAMES S. SPEIRS           30,000         1.7      2.91 (3)  11/27/00 (3)     24,119      53,298
                          40,000         2.3      4.375      8/04/02         48,349     106,839

PHILLIP J. STORIN         10,000         0.6      2.91 (3)  11/27/00 (3)      8,040      17,766
                          40,000         2.3      4.375      8/04/02         48,349     106,839

STAN G. MASTERS           11,000 (5)     0.6      2.91 (3)  11/27/00 (3)      8,844      19,542
                          45,000 (6)     2.5      4.375      8/04/02         54,393     120,194

______________
(1) For each named executive officer, the first option listed represents the grant of a new option with a lower option exercise price in exchange for the voluntary surrender of a previously granted option also under the Company's Employee Option Plan. See "Executive Compensation - Repricing of Options." The second option listed represents a grant under the Company's Employee Option Plan. See "Executive Compensation - Employee Benefit Plans
     - Stock Option Plans." Under the terms of the regranted options issued in fiscal 1996 to Messrs. Holmes, James, Long and Saltzman, one-third were immediately exercisable, one-third were exercisable April 13, 1996 and one-third were to be exercisable April 13, 1997. Pursuant to the terms of the Agreements Regarding Vesting and Adjustment of Stock Options entered into by Messrs. Holmes, James, Long and Saltzman, and the Company and Billing on June 25, 1996, options unvested as of the effective date of the Distribution vested as of the Distribution Date. Of the regranted options issued in fiscal 1996 to Messrs. Speirs, Storin and Masters, one-third were exercisable on October 4, 1996, one-third will be exercisable on October 4, 1997 and one-third will be exercisable on October 4, 1998. Of the new options granted in fiscal 1996, one-third each are exercisable on the three anniversaries following the date of grant.

(2) Each of these options originally was granted on April 13, 1995 at an option exercise price of $14.875 per share and voluntarily surrendered in November 1995 in consideration of an option grant for the same number of shares at an option exercise price of $11.25 per share. The option expiration dates were extended to November 27, 2000. The exercise price for these, and all other options outstanding as of the Distribution Date, was adjusted in accordance with a Formula Adjustment resulting from the Distribution.

(3) Each of these options originally was granted on October 4, 1995 at an option exercise price of $12.6875 per share and voluntarily surrendered in November 1995 in consideration of an option grant for the same number of shares at an option exercise price of $11.25 per share. The option expiration dates were extended to November 27, 2000. The exercise price for these, and all other options outstanding as of the Distribution Date, was adjusted in accordance with a Formula Adjustment resulting from the Distribution.

(4) Calculation based on stock option exercise price over the exercise period of the option assuming annual compounding. The columns present estimates of potential values based on certain mathematical assumptions. The actual value, if any, that an executive officer may realize is dependent upon the market price on the date of option exercise. No value is reflected for the aggregate value of Billing stock underlying Billing stock options received by such individuals pursuant to the terms of the Distribution.

(5) Includes the grant of an option for 1,000 shares to Mr. Masters' wife, who serves as the Company's Director of Product Management.

(6)  Includes the grant of an option for 5,000 shares to Mr. Masters' wife.

AGGREGATED OPTION EXERCISES IN FISCAL 1996 AND FISCAL YEAR-END OPTION VALUES

     The following table provides information related to options exercised by the named executive officers during the 1996 fiscal year and the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights.

                                                   NUMBER OF SECURITIES      VALUE(2) OF UNEXERCISED
                                                  UNDERLYING UNEXERCISED          IN-THE-MONEY
                     SHARES ACQUIRED   VALUE       OPTIONS AT FY-END(#)        OPTIONS AT FY-END($)
                       UPON OPTION    REALIZED  --------------------------  --------------------------
      NAME             EXERCISE(#)     ($)(1)   EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
      ----           ---------------  --------  -----------  -------------  -----------  -------------
PARRIS H. HOLMES, JR.    21,000       $356,385    245,000             0      $1,422,578    $      0

LARRY M. JAMES                0            N/A    143,000       130,000         904,623     593,125

W. AUDIE LONG                 0            N/A    142,000        50,000         996,515     228,125

ALAN W. SALTZMAN              0            N/A    103,000             0         656,173           0

KELLY E. SIMMONS              0            N/A     45,000             0         298,068           0

JAMES S. SPEIRS               0            N/A          0        70,000               0     363,325

PHILLIP J. STORIN        10,000         21,750     20,000        53,000         129,620     261,908

STAN G. MASTERS               0            N/A     16,417 (3)    61,833 (4)     106,802     309,465

_____________
(1) Market value of the underlying securities at exercise date, minus the exercise price.

(2) Market value of the underlying securities at September 30, 1996 ($8.9375), minus the exercise price. No value is reflected for the aggregate value of Billing stock underlying Billing stock options received by such individuals pursuant to the terms of the Distribution.

(3)  Includes options for 2,917 shares held by Mr. Masters' wife.

(4)  Includes options for 6,833 shares held by Mr. Masters' wife.

REPRICING OF OPTIONS

     REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors of the Company has furnished the following report regarding the repricing of options during fiscal 1996. All options repriced during fiscal 1996 resulted from an exchange of options under the Employee Option Plan for new options with a lower exercise price under the same plan.

     The Committee believes that the value of the Company to its stockholders is necessarily dependent upon the Company's ability to attract and retain qualified and competent employees. The Employee Option Plan was expressly established to provide an additional incentive to such individuals to continue in the service of the Company. In November of fiscal 1996, the Committee believed that the value of certain of the options previously granted to key employees under the Employee Option Plan had eroded to such an extent that the intended incentive to such employees had failed, and that as a result, it was in the best interests of the Company and its stockholders to regrant such options. The Committee believes that by repricing the options previously granted under the Employee Option Plan, the Company has restored the incentive for such employees. In each case, the options granted in replacement of previously granted options were made with an exercise price equal to the fair market price of the underling Common Stock on the date of the grant. Except for one grant made to one of the Company's officers, the number of shares subject to exercise and the vesting periods remain unchanged by the replacement options. The option term of the replacement options was extended to five years from the date of the regranted options.


     Charles E. Amato                                Gary D. Becker


     TEN-YEAR OPTION REPRICINGS.

     The following table provides information related to each option repricing held by any executive officer of the Company during the last ten completed fiscal years.

                                                                                     LENGTH OF
                                                      MARKET                          ORIGINAL
                                        NUMBER OF    PRICE OF   EXERCISE              OPTION
                                        SECURITIES   STOCK AT   PRICE AT               TERM
                                        UNDERLYING    TIME OF    TIME OF     NEW     REMAINING
                                          OPTIONS    REPRICING  REPRICING  EXERCISE  AT DATE OF
  NAME AND PRINCIPAL                    REPRICED OR   AMEND-      AMEND-    PRICE    REPRICING
       POSITION                DATE     AMENDED (#)   MENT ($)   MENT ($)   ($)(2)   AMENDMENT
  ------------------         --------   -----------  ---------  ---------  --------  ---------
PARRIS H. HOLMES, JR. (1)    2/2/94      50,000       $  9.75    $12.125   $  9.75   52 months
  CHAIRMAN OF THE BOARD      11/28/95   100,000         11.25     14.875     11.25   43 months
  AND CHIEF EXECUTIVE
  OFFICER

LARRY M. JAMES               2/2/94      38,000          9.75     12.125      9.75   52 months
  CHIEF EXECUTIVE OFFICER,   11/28/95   100,000         11.25     14.875     11.25   43 months
  PRESIDENT AND DIRECTOR

W. AUDIE LONG                2/2/94      30,000          9.75     12.125      9.75   52 months
  GENERAL COUNSEL, SENIOR    11/28/95    25,000         11.25     14.875     11.25   43 months
  VICE PRESIDENT-LEGAL AND
  REGULATORY AFFAIRS AND
  CORPORATE SECRETARY

ALAN W. SALTZMAN (3)         2/2/94      28,000          9.75     12.125      9.75   52 months
  EXECUTIVE VICE PRESIDENT,  11/28/95    25,000         11.25     14.875     11.25   43 months
  OPERATIONS, BILLING AND
  INFORMATION MANAGEMENT

KELLY E. SIMMONS (4)         2/2/94      10,000          9.75     12.125      9.75   52 months
  SENIOR VICE PRESIDENT-     11/28/95    10,000         11.25     12.6875    11.25   58 months
  BUSINESS DEVELOPMENT
  AND CORPORATE TREASURER

JAMES S. SPEIRS              11/28/95    30,000         11.25     12.6875    11.25   58 months
  SENIOR VICE PRESIDENT-
  NETWORK OPERATIONS AND
  CHIEF TECHNOLOGY OFFICER

PHILLIP J. STORIN            2/2/94       9,000          9.75     12.125      9.75   52 months
  SENIOR VICE PRESIDENT,     11/28/95    10,000         11.25     12.6875    11.25   58 months
  CHIEF FINANCIAL OFFICER
  AND CORPORATE TREASURER

STANLEY G. MASTERS           2/2/94      10,500 (5)      9.75     12.125      9.75   52 months
  SENIOR VICE PRESIDENT-     9/22/94     15,000 (6)      9.375     9.875      9.375  57 months
  SALES                      11/28/95    11,000 (7)     11.25     12.6875    11.25   58 months

PATRICK M. AELVOET           2/2/94       5,000          9.75     10.75       9.75   49 months
  VICE PRESIDENT AND         11/28/95     3,000         11.25     12.6875    11.25   58 months
  CORPORATE CONTROLLER

DAVID S. HORNE               2/2/94       8,000          9.75     12.125      9.75   52 months
  VICE PRESIDENT-HUMAN       11/28/95    10,000         11.25     12.6875    11.25   58 months
  RESOURCES

STEPHEN M. WAGNER            2/2/94       5,500          9.75     12.125      9.75   52 months
  VICE PRESIDENT-MARKETING,  11/28/95     8,000         11.25     12.6875    11.25   58 months
  SALES AND BUSINESS
  DEVELOPMENT, U.S. LONG
  DISTANCE, INC.

JOHN M. WELSH                2/2/94       3,000          9.75     12.125      9.75   52 months
  VICE PRESIDENT-SALES AND   11/28/95    10,000         11.25     12.6875    11.25   58 months
  CUSTOMER SERVICE, U.S.
  LONG DISTANCE, INC.

____________
(1) Mr. Holmes resigned as Chief Executive Officer as of the Distribution Date to become Chairman and Chief Executive Officer of Billing.

(2) The new exercise price represents the exercise price at the date of the regrant and is not adjusted to reflect the Formula Adjustment resulting from the Distribution.

(3) Mr. Saltzman resigned as an officer of the Company as of the Distribution Date to become President and Chief Operating Officer of Billing.

(4) Mr. Simmons resigned as an officer of the Company as of the Distribution Date to become Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary of Billing.

(5)  Includes an option for 1,500 shares regranted to Mr. Masters' wife.

(6) The option cancelled represented the right to acquire 10,000 shares of Common Stock upon exercise while the new option granted in replacement thereof represented the right to acquire 15,000 shares of Common Stock.

(7)  Includes an option for 1,000 shares regranted to Mr. Masters' wife.

EMPLOYEE BENEFIT PLANS

     U.S. LONG DISTANCE CORP. 401(K) RETIREMENT PLAN.

     The Company adopted the U.S. Long Distance Corp. 401(k) Retirement Plan (the "Retirement Plan") effective January 1, 1992. Participation in the Retirement Plan is offered to eligible employees of the Company or its subsidiaries (collectively, the "Participants"). Generally, all employees of the Company or its subsidiaries who are 21 years of age and who have completed one year of service during which they worked at least 1,000 hours are eligible for participation in the Retirement Plan.

     The Retirement Plan is a 401(k) plan, a form of defined contribution plan which provides that Participants generally may make voluntary salary deferral contributions, on a pre-tax basis, of between 1% and 15% of their base compensation in the form of voluntary payroll deductions up to a maximum amount as indexed for cost-of-living adjustments ("Voluntary Contributions"). From January 1993 through December 1994, the Company made matching contributions equal to 33% of the first 6% of a Participant's compensation contributed as salary deferral. Effective January 1, 1995, the Company made matching contributions equal to 25% of the first 6% of a Participant's compensation contributed as salary deferral. Effective January 1, 1996, the Company made matching contributions equal to 50% of the first 3% of a Participant's compensation contributed as salary deferral. The Company may from time to time make additional discretionary contributions at the sole discretion of the Board. The discretionary contributions, if any, are allocated to Participants' accounts based on a discretionary percentage of the Participants' respective salary deferrals.

     Participants are gradually vested in all contributions made by the Company over a period of five years of credited service, vesting 25% a year for each full year of service beginning with the Participant's second anniversary, and becoming 100% vested after five years of service or upon death, total and permanent disability, retirement under the Retirement Plan or Retirement Plan termination. Participants are always 100% vested in their Voluntary Contributions.

     STOCK OPTION PLANS.

     EMPLOYEE OPTION PLAN. On February 6, 1990, the stockholders of the Company approved the 1990 Employee Stock Option Plan (the "Employee Option Plan"). The Employee Option Plan provides for the grant of incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code and stock options that do not qualify under Section 422 of the Code ("NQSOs"). Under the terms of the Employee Option Plan, as amended by the stockholders at the Company's 1992, 1994 and 1996 Annual Meetings, 3,966,666 shares of Common Stock have been reserved for the granting of options. At December 31, 1996, options to purchase 3,176,151 shares had been granted. If any option granted under the Employee Option Plan terminates, expires or is surrendered, new options may thereafter be granted covering such shares.

     The Employee Option Plan is administered by a committee (the "Option Plan Committee") of three "disinterested persons" appointed by the Board. The Option Plan Committee currently consists of the members of the Compensation Committee of the Board: Charles E. Amato, Gary D. Becker and Parris H. Holmes, Jr. The Employee Option Plan grants broad authority to the Option Plan Committee to grant options to full-time employees and officers of the Company and its subsidiaries (totaling 558 eligible individuals at December 31, 1996) selected by the Option Plan Committee, to determine the number of shares subject to options and to provide for the appropriate periods and methods of exercise and requirements regarding the vesting of options. The option price for ISOs may not be less than 100% of the fair market value of the Common Stock on the date of grant, or 110% of the fair market value with respect to any ISO issued to a holder of 10% or more of the Company's shares. There is no price requirement for NQSOs, other than that the option price must exceed the par value of the Common Stock. The Employee Option Plan further directs the Option Plan Committee to set forth provisions in option agreements regarding the exercise and expiration of options according to stated criteria. The Option Plan Committee oversees the methods of exercise of options, with attention being given to compliance with appropriate securities laws and regulations. The Employee Option Plan permits the use of already owned Common Stock as payment for the exercise price of options. Options for no more than 150,000 shares may be granted to any individual employee under the Employee Option Plan during any single fiscal year.

     DIRECTOR OPTION PLAN. On March 9, 1993, the, Board of Directors adopted, subject to stockholder approval, the Director Plan. The Director Plan incorporated and expanded a previous director option plan and authorizes the granting of nonqualified options ("Director Options") to purchase Common Stock to non-employee directors (totaling four eligible individuals at December 31, 1996). The Director Plan was approved by the Company's stockholders at the Company's 1994 Annual Meeting, and the Company's stockholders approved certain amendments to the Director Plan at the Company's 1996 Annual Meeting, which amendments included the Annual Director Fee for non-employee directors of the Company. Under the terms of the Director Plan, each non-employee director must make an election, no later than December 31 of each year, to receive his Annual Director Fee for the following year in cash ($15,000) or in whole or in part through the grant of a Director Fee Option exercisable for up to 7,500 shares of Common Stock at an exercise price per share equal to the fair market value of the Common
Stock on the date of grant (I.E., the business day on or immediately after December 15). Certain additional amendments to the Director Plan are being proposed. See "Item 2 on Proxy: Approval of Amendments to the 1993 Non-Employee Director Plan."

     During the fiscal year ended September 30, 1996, directors Amato and Becker were granted Director Options under the Director Plan, and no Director Fee Options were granted. A total of 250,000 shares of Common Stock (subject to certain adjustments) has been reserved for issuance upon exercise of Director Options. If the Director Plan Amendments are approved by the Company's stockholders, 750,000 shares will be available for the grant of options under the Director Plan. At December 31, 1996, options to purchase 165,000 shares of Common Stock had been granted under the Director Plan. Each such option had a per share option exercise price equal to the market price per share of the Common Stock on the date of grant. All Director Options vest in three equal portions over three years from the first date of the individual's service to the Company as a director or date of grant, as the case may be, and are exercisable for a period of five years from the date of grant. All Director Fee Options vest on the date of grant and are exercisable for a period of five years from the date of grant. Director Options and Director Fee Options, once granted and to the extent vested and exercisable, will remain exercisable throughout their term, except that the unexercised portion of a Director Option will terminate 30 days after the date an optionee ceases to be a Director for any reason other than death, in which case the Director Option will terminate one year after the optionee's death or six months after the optionee's death if the death occurs during the 30-day period referenced above.

     EMPLOYEE STOCK PURCHASE PLAN.

     The Company adopted the U.S. Long Distance Corp. Employee Stock Purchase Plan (the "ESPP") effective August 1, 1995, and the stockholders of the Company approved the ESPP on February 29, 1996. The ESPP allows participating employees to purchase shares of the Common Stock at a discount with funds from payroll deductions. Every employee of the Company and its subsidiaries is eligible to participate in the ESPP on a voluntary basis with the exception of (i) employees who have not completed at least six months of continuous service with the Company as of the applicable enrollment date and (ii) employees who would, immediately upon enrollment, own directly or indirectly, or hold purchase rights, options or rights to acquire, an aggregate of 5% or more of the total combined voting power or value of all outstanding shares of all classes of the Company. At December 31, 1996, there were 154 participants in the ESPP.

     Enrollment in the ESPP constitutes a grant by the Company to the participant of the right to purchase shares of the Company's Common Stock.
Under the terms of the ESPP, 1,000,000 shares of Common Stock have been reserved for purchase under the plan, subject to adjustment as provided in the ESPP. At December 31, 1996, 35,094 shares had been purchased under the ESPP. Each offering of Common Stock under the ESPP (except for the initial offering period, which was seven months, and the second offering period, which was shortened to four months due to the Distribution) covers a period of approximately six months. To participate in the ESPP, eligible employees must enroll in the ESPP and authorize payroll deductions pursuant to the ESPP. These payroll deductions may not exceed $10,625 in any six-month participation period. The purchase price per share is the lesser of (i) 85% of the fair market value of the Common Stock on the first day of the applicable participation period or (ii) 85% of the fair market value of the Common Stock on the last day of such participation period. The ESPP is administered, at the Company's expense, by the Employee Stock Purchase Plan Committee, which was appointed by the Board of Directors. The Committee consists of at least three persons who need not be members of the Board of Directors.

     EXECUTIVE COMPENSATION DEFERRAL PLAN.

     On December 15, 1993, the Board of Directors adopted the U.S. Long Distance Corp. Executive Compensation Deferral Plan (the "Executive Deferral Plan") to be effective January 1, 1994. Participation in the Executive Deferral Plan is offered to certain key employees occupying management positions and/or certain other highly compensated employees of the Company who are determined by the Board, from time to time, to be eligible to participate in the Executive Deferral Plan

("Executive Deferral Participants"). At December 31, 1996, there were 16 Executive Deferral Participants in the Executive Deferral Plan.

     The Executive Deferral Plan is a deferred compensation plan that provides that Executive Deferral Participants generally may make voluntary salary deferral contributions, on a pre-tax basis, in equal monthly amounts of up to 100% of his or her base compensation ("Voluntary Deferral Contribution"). In addition, the Company intends to make certain matching contributions with respect to each Voluntary Deferral Contribution (the "Company Deferral Contribution") equal to the lesser of (i) the Voluntary Deferral Contribution or
(ii) that amount together with the Voluntary Deferral Contribution which actuarially determined would yield a 10-year annuity equal to 50% of the Executive Deferral Participant's compensation payable at age 65, with a minimum contribution of $3,000. However, the Company reserves the right, at any time, to decrease the Company Deferral Contribution or provide no Company contribution whatsoever for any plan year. The Company made approximately $99,795 in Company Deferral Contributions to this plan during fiscal 1996.

     Unless terminated for cause, Executive Deferral Participants are annually vested in 33% of any Company Deferral Contribution beginning with the Executive Deferral Participant's first anniversary of service and becoming 100% vested after the third anniversary of service or upon a change in control of the Company. Benefits generally are payable to an Executive Deferral Participant (or his or her beneficiaries) upon retirement, disability, termination of employment (other than for cause) or death, in each case as provided in the Executive Deferral Plan. Messrs. Holmes, James, Long, Saltzman, Simmons, Storin and Masters are 100% vested in their respective Company Deferral Contributions. Mr. Speirs is 33.33% vested in Company Deferral Contributions.

     DISABILITY PLAN.

     Effective January 1, 1994, the Board of Directors of the Company adopted the U.S. Long Distance Corp. Executive Qualified Disability Plan (the "Disability Plan"). The Disability Plan provides long-term disability benefits for certain employees occupying management positions with the Company or its subsidiaries. Benefits under the Disability Plan are provided directly by the Company based on definitions, terms and conditions contained in the Disability Plan documents. At December 31, 1996, there were 15 participants in the Disability Plan. No benefits were paid to any participant under the Disability Plan during fiscal 1996.

PERFORMANCE GRAPH

     The following performance graph compares the performance of the Company's Common Stock to the Standard and Poors 500 Index (the "S&P 500 Index") and to the Standard and Poors Telecommunications Index (the "S&P Tel Index") for the period since September 30, 1991. The S&P Tel Index is comprised of AT&T, MCI Telecommunications Corporation, Sprint Corporation and Worldcom, Inc. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at September 30, 1991 and that all dividends were reinvested. Performance data for the Company is provided as of the last trading day of each of the Company's last five fiscal years. Performance data for the S&P 500 Index and for the S&P Tel Index is provided for the last trading day closest to September 30 of each year.

        COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL STOCKHOLDER RETURN*
         U.S. LONG DISTANCE CORP., S&P 500 INDEX AND S&P TEL INDEX


                           COMPARATIVE ANALYSIS

                         Total Shareholder Return
                               Prepared for

                         U.S. LONG DISTANCE CORP.


                    ---------------------------------------------------------
                    9/30/91   9/30/92   9/30/93   9/30/94   9/30/95   9/30/96
                    ---------------------------------------------------------
            USLD      100     130.556   215.278   111.111   167.356   383.586
   S&P 500 INDEX      100     110.998   125.358   130.020   168.560   202.715
  S&P TEL. INDEX      100     118.870   169.240   161.086   190.834   172.814


-----------------------------------------------------------------------------
Notes:

(1) Assumes that the value of the investment in the company's Common stock, and each index, was $100 on September 30, 1991, and that all dividends were reinvested.

(2) The peer group index is comprised of the following Companies: AT&T Corporation, MCI Communications Corporation, Sprint Corporation and Worldcom, Inc. The index is weighted to reflect the relative market capitalization of the peer group companies.

(3) The cumulative total return for fiscal 1996 includes the value of Billing common stock distributed to the Company's stockholdrs in the Distribution.
-----------------------------------------------------------------------------




     There can be no assurance that the Company's stock performance will continue in the future with the same or similar trends depicted above. The Company does not and will not make or endorse any predictions as to future stock performance.

EMPLOYMENT AGREEMENTS AND CHANGE-OF-CONTROL ARRANGEMENTS

     Effective January 1, 1994, the Company entered into an employment agreement with Mr. Holmes. The agreement provided for a four-year term, subject to automatic extension for an additional one year on each one-year anniversary of the agreement. This employment agreement was subject to early termination as provided therein, including termination by the Company for "cause" (as defined in the employment agreement) or termination by Mr. Holmes for "good reason" (as defined in the employment agreement). Beginning January 1, 1996, the employment agreement provided for an annual, calendar year base salary of $325,000 and an incentive bonus at the discretion of the Compensation Committee of the Board of Directors. Mr. Holmes resigned as Chief Executive Officer of the Company effective as of the Distribution Date to become Chairman of the Board and Chief Executive Officer of Billing, and in accordance with the terms of the employment agreement, Mr. Holmes was paid a lump-sum severance of $1,300,000 on the Distribution Date. In addition, pursuant to the Agreement Regarding Vesting and Adjustment of Stock Options entered into by Mr. Holmes, the Company and Billing on June 25, 1996, unvested stock options exercisable for the purchase of 33,333 shares of Common Stock, granted under the Employee Option Plan, and a like number of shares granted under Billing's 1996 Employee Comprehensive Stock Plan in connection with the Distribution, vested as of the Distribution Date.

     Effective January 1, 1994, the Company entered into an employment agreement with Mr. James. This agreement expires on December 31, 1997, subject to extension for successive two-year terms unless the Company elects not to extend the agreement. Beginning January 1, 1996, Mr. James's employment agreement provides for an annual, calendar year base salary of $240,000 and an incentive bonus at the discretion of the Compensation Committee of the Board of Directors.

     The Company entered into an employment agreement with Mr. Saltzman effective January 1, 1994, which was to expire on December 31, 1997, subject to extension for successive two-year terms unless the Company elected not to extend the agreement. Beginning January 1, 1996, the employment agreement provided for an annual, calendar year base salary of $170,000 and an incentive bonus at the discretion of the Compensation Committee of the Board of Directors. Mr. Saltzman resigned as Executive Vice President - Operations, Billing and Information Management of the Company effective as of the Distribution Date to become President and Chief Operating Officer of Billing, and in accordance with the terms of the employment agreement, Mr. Saltzman was paid a lump-sum severance of $225,000 on the Distribution Date. In addition, pursuant to the terms of the Agreement Regarding Vesting and Adjustment of Stock Options entered into by Mr. Saltzman, the Company and Billing on June 25, 1996, unvested stock options exercisable for the purchase of 8,333 shares of Common Stock, granted under the Employee Option Plan, and a like number of shares granted under Billing's 1996 Employee Comprehensive Stock Plan in connection with the Distribution, vested as of the Distribution Date.

     Effective as of the Distribution Date, the Company and Billing entered into an employment agreement with Mr. Long. This agreement expires on August 1, 1997, subject to extension for successive one-year terms unless the Company elects not to extend the agreement. The employment agreement provides for an annual, calendar year base salary of $150,000 and an incentive bonus at the discretion of the Compensation Committee of the Board of Directors.

     The employment agreements with Messrs. James and Long provide that if the Company terminates their employment without cause (including the Company's election to not extend the employment agreements at any renewal date) or if they resign their employment for "good reason" (as "good reason" is defined in the employment agreement), Mr. James will be entitled to a lump-sum payment in the amount equal to two times his annual base salary ($480,000) and Mr. Long will be entitled to (i) a lump-sum payment in the amount equal to one times his annual base salary ($150,000) and continuation of certain benefits for two years from the termination date in the event of termination subsequent to the end of the initial one-year term of the employment agreement or (ii) no severance payment or benefits in the event of termination during the initial one-year term of the employment agreement, in which event his employment shall immediately transfer to Billing under terms and conditions set forth in the employment agreement.

     A change of control is deemed to have occurred if (i) more than 30% of the combined voting power of the Company's then outstanding securities is acquired, directly or indirectly, or (ii) at any time during the 24-month period after a tender offer, merger, consolidation, sale of assets or contested election, or any combination of such transactions, at least a majority of the Company's Board of Directors shall cease to consist of "continuing directors" (meaning directors of the Company who either were directors prior to such transaction or who subsequently became directors and whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then still in office who were directors prior to such transaction), or
(iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 60% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement of sale or disposition by the Company of all or substantially all of the Company's assets.

     The employment agreements with Messrs. James and Long are subject to early termination as provided therein, including termination by the Company for "cause" (as defined in the employment agreements) or termination by the employee for "good reason" (as defined in the employment agreements). The employment agreements also provide that if, at any time within twelve months of a change of control, the employee ceases to be an employee of the Company by reason of (i) termination by the Company (or its successor) without "cause" (as defined in the employment agreement) or (ii) voluntary termination by the employee for "good reason upon change of control" (as defined in the employment agreements), in addition to the severance stated above, all outstanding stock options held by them shall become fully vested and exercisable, and they shall receive an additional payment that, when added to all other payments received in connection with a change of control, will result in the maximum amount allowed to be paid to an employee without triggering an excess parachute payment (as defined by the Internal Revenue Code), and Mr. Long's employment agreement provides that all benefits (as defined by the employment agreement) shall continue throughout the remainder of the term of the agreement. Mr. Long's employment agreement further provides that in the event of termination by the Company without "cause" during, or in the event Mr. Long elects by providing at least 30 days' written notice prior to the end of, the initial one-year term of such agreement, Mr. Long may immediately transfer his employment to Billing, where he shall serve as Senior Vice President, General Counsel and Secretary of Billing under terms and conditions identical to those of his employment with the Company as set forth in the employment agreement. Pursuant to the terms of the Agreements Regarding Vesting and Adjustment of Stock Options entered into by Messrs. James and Long, the Company and Billing on June 25, 1996, unvested stock options exercisable for the purchase of 16,666 and 8,333 shares of Common Stock, granted to Mr. James and Mr. Long, respectively, under the Employee Option Plan, and a like number of shares granted under Billing's 1996 Employee Comprehensive Stock Plan in connection with the Distribution, vested as of the Distribution Date.

     Effective January 1, 1996, the Company entered into an employment agreement with Mr. Simmons, which continued thereafter until terminated by the Company or the employee upon 120 days' notice as provided therein. Beginning January 1, 1996, this employment agreement provided for an annual, calendar year base salary of $108,000 and an incentive bonus at the discretion of the Compensation Committee of the Board of Directors. Mr. Simmons resigned as Senior Vice President - Business Development and Corporate Treasurer of the Company as of the Distribution Date to become Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary of Billing, and in accordance with the terms of the employment agreement, Mr. Simmons was paid a lump-sum severance of $60,000 on the Distribution Date. In addition, pursuant to the terms of the Agreement Regarding Vesting and Adjustment of Stock Options entered into by Mr. Simmons, the Company and Billing on July 10, 1996, unvested stock options exercisable for the purchase of 13,000 shares of Common Stock, granted under the Employee Option Plan, and a like number of shares granted under Billing's 1996 Employee Comprehensive Stock Plan in connection with the Distribution, vested as of the Distribution Date.

     Effective January 1, 1996, the Company entered into employment agreements with Messrs. Speirs and Storin, each of which continues thereafter until terminated by the Company or the employee upon 120 days' notice as provided therein. Beginning October 1, 1995 and October 1, 1996, these employment agreements provide for annual, calendar year base salaries of $120,000 and $140,000 for Mr. Speirs and Mr. Storin, respectively. Messrs. Speirs and Storin also are eligible to receive incentive bonuses at the discretion of the Compensation Committee of the Board.

     The employment agreements with Messrs. Speirs and Storin provide that if the Company terminates their employment without cause (including the Company's election to not extend the employment agreements at any renewal date) or if they resign their employment for "good reason" (as "good reason" is defined in the employment agreement), they will be entitled to a lump-sum payment equal to one times their respective annual base salaries ($120,000 and $140,000, respectively).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Until the Distribution Date, directors Amato and Becker comprised the Compensation Committee of the Board of Directors of the Company, at which time director Holmes also was appointed to the Compensation Committee.

     Parris H. Holmes, Jr., Chairman of the Board, also served as Chief Executive Officer of the Company until he resigned as of the Distribution Date to serve as Chairman of the Board and Chief Executive Officer of Billing. Mr. Holmes also serves on the Compensation Committee of Tanisys Technology, Inc.

     During fiscal 1996, the Company contracted for director and officer liability, employee dishonesty, general liability, commercial auto, workers' compensation, umbrella liability, employee benefits liability, property, earthquake, fiduciary responsibility, employment practices and aircraft policies of insurance. The aggregate amount of premiums for these policies was $846,605. SWBC Insurance Services, Inc., a full service insurance agency owned 25% by Mr. Amato, a director of the Company, served as the agent for the placement of these policies. Mr. Amato also serves as a director and Vice President of SWBC Insurance Services, Inc.


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On May 30, 1995, Parris H. Holmes, Jr., the Company's Chairman of the Board and Chief Executive Officer at that time, borrowed $50,000 from the Company. This loan accrued interest at the rate of 10% per annum and matured on January 30, 1996, at which time Mr. Holmes repaid $20,000 of principal plus accrued interest and the loan on the remaining principal balance was renewed and extended under same terms as the original note. The loan matured and was paid on July 18, 1996. The loan was secured by a first lien collateral interest in and to (i) any bonus to be realized by Mr. Holmes from the Company for fiscal years 1995 and 1996 and (ii) the proceeds from the exercise of stock options that vested prior to the repayment of such loan. The largest aggregate amount of this indebtedness outstanding from Mr. Holmes to the Company for this loan (including interest) during the period October 1, 1995 through September 30, 1996 was $53,403.

                           SECTION 16(a) REPORTING

     Paragraph Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations, during the fiscal year ended September 30, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

     On December 18, 1996, the SEC filed a civil injunctive action in the Federal District Court for the District of Columbia alleging that Mr. Parris H. Holmes, Jr., Chairman of the Board of the Company, failed to file timely twelve reports regarding certain 1991 and 1992 transactions in the stock of the Company as required by Section 16(a) of the Exchange Act. Section 16(a) requires officers and directors of reporting companies to file monthly reports with the Commission regarding their personal transactions in the securities of their company. Mr. Holmes settled this action on December 18, 1996, without admitting or denying the allegations of the complaint, by consenting to the entry of an injunction barring future violations with respect to these requirements and paying a civil penalty of $50,000.

               STOCKHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders should be submitted by certified mail, return receipt requested, and must be received by the Company at its principal executive offices in San Antonio, Texas on or before September 19, 1997, to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                       By Order of the Board of Directors



                                       W. Audie Long, Corporate Secretary

San Antonio, Texas
January 17, 1997


     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND DESIRE THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

LEGEND -

[  ]  Indicates language proposed to be deleted.
*  *  Indicates language proposed to be added.



                                     ANNEX A
                                        TO
              PROXY STATEMENT FOR 1997 ANNUAL MEETING OF STOCKHOLDERS OF
                              U.S. LONG DISTANCE CORP.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                          1993 NON-EMPLOYEE DIRECTOR PLAN OF
                               U.S. LONG DISTANCE CORP.
                            INCLUDING PROPOSED AMENDMENTS

     1. PURPOSE. The purpose of this Plan is to advance the interests of U.S. Long Distance Corp., a Delaware corporation (the "Company"), by providing an additional incentive to attract and retain qualified and competent directors, upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

     2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

          (a) "Annual Director Fee" shall mean a fee payable annually to each Eligible Person on the business day on or immediately after December 15 of each year ("Payment Date"), at the election of the Eligible Person, in either cash of $15,000 or an Option granted pursuant to Section 5 or partly in cash and partly in an Option granted pursuant to Section 5.

          (b) "Board" shall mean the Board of Directors of U.S. Long Distance Corp.

          (c) "Committee" shall mean the committee, if any, appointed by the Board pursuant to Section [12] *13* hereof.

          (d) "Date of Grant" shall mean the date on which an Option is granted to an Eligible Person pursuant to [Section 4(c) hereof] *this Plan*.

          (e)  "Director" shall mean a member of the Board.

          (f) "Eligible Person(s)" shall mean those persons who are Directors of the Company and who are not employees of the Company or a Subsidiary.

          (g) "Fair Market Value" of a Share on any date of reference shall be the closing price on the business day immediately preceding such date. For this purpose, the closing price of the Shares on any business day shall be (i) if the Shares are listed or admitted for trading on any United States national securities exchange, the last reported sale price of Shares on such exchange, as reported in any newspaper of general circulation, (ii) if actual transactions in the Shares are included in the *Nasdaq Stock Market's* National [Association of Securities Dealers Automated Quotation] *Market ("Nasdaq* National Market [System ("NASDAQ-NMS")]*")* or are reported on a consolidated transaction reporting system, the last sales price of the Shares on such system, (iii) if Shares are otherwise quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Shares on such system, (iv) if none of clause (i), (ii) or (iii) is applicable, the mean between the high bid and low asked quotations for Shares as reported by the National Daily Quotation Service if at least two securities dealers have inserted both bid and asked quotations for Shares on at least five (5) of the ten (10) preceding days.

          (h) "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time.

          (i) "Nonqualified Stock Option" shall mean an option that is not an incentive stock option as defined in Section 422 of the Internal Revenue Code.

          (j)  "Option" (when capitalized) shall mean any option granted under
Section 4*, 5* or [5] *6* of this Plan.

          (k) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any successor to the rights of such person under this Plan by reason of the death of such person.
          (l)  "Payment Date" shall have the meaning set forth in Section 2(a).

          (m) "Plan" shall mean this 1993 Non-Employee Director Plan of U.S. Long Distance Corp.

          (n) "Share(s)" shall mean a share or shares of the common stock, par value one cent ($0.01) per share, of the Company.

          (o) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3. SHARES AND OPTIONS. *(a)* The maximum number of Shares to be issued pursuant to Options under this Plan, including shares issued on the exercise of Shares granted to Eligible Persons prior to the adoption of the Plan under the [Company] *Company's* outside [the] director option plan adopted in February 1991, shall be [TWO] *SEVEN* HUNDRED FIFTY THOUSAND [(250,000)] *(750,000)* Shares. Shares issued pursuant to Options granted under this Plan may be issued from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under this Plan shall terminate, expire, or be cancelled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

          [Any Option granted hereunder shall be a Nonqualified Stock Option.]

[4.   Automatic Grant of Options. (a) Options shall automatically be granted to Eligible Persons as provided in this Section 4.]*(b)* Each Option *granted hereunder* shall be evidenced by an option agreement (an "Option Agreement") and shall contain such terms as are not inconsistent with this Plan or any applicable law. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver. *Any Option granted hereunder shall be a Nonqualified Stock Option.*

          *(c)*[(b) The Options automatically granted to Directors under this Plan shall be in addition to regular director's fees or other benefits with respect to the Director's position with the Company or its Subsidiaries.] Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to continue to serve as a Director.

     [(c)] *4. Automatic Grant of Options. (a)* Options shall [be] automatically *be* granted *to Eligible Persons* as follows:

               (i) Each Director who is an Eligible Person shall automatically receive an Option for [FIFTEEN] *THIRTY* THOUSAND [(15,000)]*(30,000)* Shares on the date such Eligible Person is initially appointed or elected [a] *an outside* Director of the Company, and such Option will vest as to [FIVE] *TEN* THOUSAND [(5,000)]*(10,000)* Shares on each of the first three anniversaries of the Date of Grant; and

               (ii) Each Director who is an Eligible Person will receive, on the first business date after the date of each annual meeting of stockholders of the Company, commencing with the annual meeting of stockholders immediately following the full vesting of any previously granted Director Option, an option to purchase [FIFTEEN] *THIRTY* THOUSAND [(15,000)] *(30,000)* Shares, and such Option will vest as to [FIVE] *TEN* THOUSAND [(5,000)] *(10,000)* Shares on each of the first three anniversaries of the Date of Grant.

          *(b) The Options automatically granted to Directors under this Plan shall be in addition to regular director's fees, discretionary Option grants under Section 6 or other benefits with respect to the Director's position with the Company or its Subsidiaries.*

          *(c)*[(d)]    Any Option that may be granted pursuant to subparagraph
(c)(a) of this Section 4 prior to the approval of this Plan by the stockholders of the Company may be exercised on or after the Date of Grant subject to the approval of this Plan by the stockholders of the Company within twelve (12) months after the effective date of this Plan. If any Optionee exercises an Option prior to such stockholder approval, the Optionee must tender the exercise price at the time of exercise and the Company shall hold the Shares to be issued pursuant to such exercise until the stockholders approve this Plan. If this Plan is approved by the stockholders, the Company shall issue and deliver the Shares as to which the Option has been exercised. If this Plan is not approved by the stockholders, the Company shall return the exercise price to the Optionee.

[(e) Except for the automatic grants of Options under subparagraph (c) of this
Section 4 and grants of Options to Eligible Persons under Section 5 below, no Options shall otherwise be granted hereunder, and neither the Board nor the Committee, if any, shall have any discretion with respect to the grant of Options within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule.]

     5. ELECTION WITH RESPECT TO ANNUAL DIRECTOR FEE. Each Eligible Person may elect to receive the Annual Director Fee in cash or an Option or partly in cash and partly in an Option. Any election to receive an Option shall be in writing and must be made [no less than eleven (11) months prior to the Payment Date in 1996, and thereafter such election shall be made] not later than December 31 of each year with respect to the Annual Director Fee to be made on the Payment Date in the subsequent year. The election may not be revoked or changed after it is made. For purposes of this election and subject to Section [9] *10*, in lieu of receipt of the Annual Director Fee in cash, as elected by the Eligible Person, each $2 of cash compensation shall be converted into an Option, granted as of the Payment Date, to purchase one (1) share of Common Stock. If an Eligible Person so elects to receive an Option, the Company shall promptly deliver to such Eligible Person an Option Agreement. *Options granted pursuant to this Section 5 shall vest immediately.* To be eligible to receive the Annual Director Fee, for any year, the Eligible Person must be a Director on the Payment Date for that Annual Director Fee. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

     6*.   DISCRETIONARY GRANTS OF OPTIONS.     (a)  At any time and from time
to time during the duration of this Plan and subject to the provisions herein, Options may be granted by the Board to any Eligible Person for such number of Shares as the Board in its discretion shall deem to be in the best interest of the Company and which will serve to further the purposes of the Plan. Upon the grant of an Option, the Company shall promptly deliver to such Eligible Person an Option Agreement. Options granted pursuant to this Section 6 shall vest according to the vesting schedule provided in the Option Agreement.*

          *(b) The Options granted to Directors pursuant to this Section 6 shall be in addition to regular directors' fees, automatic grants of Options under Section 4 herein or any other benefits with respect to the Director's position with the Company or its Subsidiaries.*

     *7*.   OPTION PRICE.  The option price per Share of any Option granted pursuant to this Plan shall be one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant.

     [7] *8*. EXERCISE OF OPTIONS. Options may be exercised at any time after the date on which the Options, or any portion thereof, are vested until the Option expires pursuant to Section [8] *9*; provided, however, that [no Option shall be exercisable prior to six (6) months] *at least six months must elapse* from the [Date of Grant] *date of the acquisition of the Option to the date of disposition of the Option (other than upon exercise or conversion) or its underlying Common Stock.* An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option Agreement, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Committee determines to be necessary for the Company to withhold in accordance with applicable federal or state income tax withholding requirements. Pursuant to procedures approved by the Committee, tax withholding requirements, at the option of an Optionee, may be met by withholding Shares otherwise deliverable to the Optionee upon the exercise of an Option. Unless further limited by the Committee in any Option Agreement, the Option price of any Shares purchased shall be paid solely in cash, by certified or cashier's check, by money order, with Shares (but with Shares only if permitted by the Option Agreement or otherwise permitted by the Committee in its sole discretion at the time of exercise) or by a combination of the above; provided, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair
Market Value on the date the Shares are received by the Company.

     [8] *9*. TERMINATION OF OPTION PERIOD. The unexercised portion of an Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

          (a) with respect to Options granted automatically pursuant to Section [4(c)] *4(a)*, thirty (30) days after the date that an Optionee ceases to be a Director regardless of the reason therefor other than as a result of such termination by death of the Optionee;

          (b) with respect to Options granted automatically pursuant to Section [4(c)] *4(a)*, (y) one (1) year after the date that an Optionee ceases to be a Director by reason of death of the Optionee or (z) six (6) months after the Optionee shall die if that shall occur during the thirty-day period described in Subsection [8(a)] *9(a)*; or

          (c)  the fifth (5th) anniversary of the Date of Grant of the Option.

     [9] *10*. ADJUSTMENT OF SHARES. (a) If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

               (i) appropriate adjustment shall be made in the maximum number of Shares then subject to being optioned under this Plan, so that the same proportion of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

               (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same proportion of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

          In addition, the Committee shall make such adjustments in the Option price and the number of shares covered by outstanding Options that are required to prevent dilution or enlargement of the rights of the holders of such Options that would otherwise result from any reorganization, recapitalization, stock split, stock dividend, spin-off, combination of shares, merger, consolidation, issuance of rights or any other change in capital structure of the Company.

          (b) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

          (c) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     [10] *11*. TRANSFERABILITY OF OPTIONS. Each Option Agreement shall provide that such Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order and that so long as an Optionee lives, only such Optionee or his or her guardian or legal representative shall have the right to exercise the related Option.

     [11] *12*. ISSUANCE OF SHARES. No person shall be, or have any of the rights or privileges of, a stockholder of the Company with respect to any of the Shares subject to an Option unless and until certificates representing such Shares shall have been issued and delivered to such person. As a condition of any transfer of the certificate for Shares, the Committee may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Plan, any Option Agreement or any law or regulation, including, but not limited to, the following:

               (i) A representation, warranty or agreement by the Optionee to the Company, at the time any Option is exercised, that he or she is acquiring the Shares to be issued to him or her for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

               (ii) A representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

     Share certificates issued to an Optionee who is a party to any stockholder agreement or a similar agreement shall bear the legends contained in such agreements.

     [12] *13*.    ADMINISTRATION OF THE PLAN.  (a) This Plan shall be
administered by a stock option committee (the "Committee") consisting of not fewer than three (3) members of the Board; provided, however, that if no Committee is appointed, the Board shall administer this Plan and in such case all references to the Committee shall be deemed to be references to the Board. The Committee shall have all of the powers of the Board with respect to this Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board, and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

          (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan. The determinations and the interpretation and construction of any provision of this Plan by the Committee shall be final and conclusive.

          (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the written approval of a majority of the members of the Committee.

          (d) This Plan is intended and has been drafted to comply with Rule 16b-3, as amended, under the Securities Exchange Act of 1934, as amended. If any provision of this Plan does not comply with Rule 16b-3, as amended, this Plan shall be automatically amended to comply with Rule 16b-3, as amended.

          [(e) This Plan shall not be amended more than once every six (6) months, other than to comport with applicable changes to the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.]

[13] *14*. INTERPRETATION. (a) If any provision of this Plan is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead this Plan shall be construed and enforced as if such provision had never been included in this Plan.

          (b) THIS PLAN SHALL BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO DELAWARE CONFLICT OF LAW PROVISIONS.

          (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

          (d) Any reference to the masculine, feminine or neuter gender shall be a reference to such other gender as is appropriate.

     [14] *15*. SECTION 83(b) ELECTION. If as a result of exercising an Option an Optionee receives Shares that are subject to a "substantial risk of forfeiture" and are not "transferable" as those terms are defined for purposes of Section 83(a) of the Code, then such Optionee may elect under Section 83(b) of the Code to include in his gross income, for his taxable year in which the Shares are transferred to such Optionee, the excess of the Fair
Market Value of such Shares at the time of transfer (determined without regard to any restriction other than one which by its terms will never lapse), over the amount paid for the Shares. If the Optionee makes the Section 83(b) election described above, the Optionee shall (i) make such election in a manner that is satisfactory to the Committee, (ii) provide the Company with a copy of such election, (iii) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election, and (iv) agree to such withholding as the Committee may reasonably require in its sole and absolute discretion.

     [15] *16*. EFFECTIVE DATE AND TERMINATION DATE. The effective date of this Plan or any amendment thereto is the date on which the Board adopted this Plan or such amendment; provided, however, if this Plan is not approved by the stockholders of the Company within twelve (12) months after the effective date, then, in such event, this Plan and all Options granted pursuant to this Plan shall be null and void. This Plan shall terminate on September 17, 2000, and any Option outstanding on such date will remain outstanding until it has either expired or has been exercised.

[20532.1H]

                            U.S. LONG DISTANCE CORP.

                           9311 San Pedro, Suite 100
                            San Antonio, Texas 78216

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Larry M. James, W. Audie Long, Phillip J. Storin and each or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the Common Stock, par value $.01 per share, of U.S. Long Distance Corp. (the "Company") held of record by the undersigned at the close of business on January 10, 1997, at the Annual Meeting of Stockholders to be held on February 25, 1997, or any adjournment(s) thereof.

1.  PROPOSAL TO ELECT TWO DIRECTORS TO HOLD OFFICE UNTIL THE 2000 ANNUAL MEETING OF STOCKHOLDERS OR
    UNTIL THE ELECTION AND QUALIFICATION OF THEIR RESPECTIVE SUCCESSORS.
    / /  FOR both the nominees listed below           / /  WITHHOLD AUTHORITY to vote for both
       (except as marked to the contrary below)          nominees listed below
    2000 CLASS-TERM EXPIRING AT 2000 ANNUAL MEETING:
    PARRIS H. HOLMES, JR.    F. GARDNER PARKER
INSTRUCTION:  To withhold authority to vote for either individual nominee, write that nominee's name on the line provided:

----------------------------------------------

2. PROPOSAL TO APPROVE AMENDMENTS TO THE COMPANY'S 1993 NON-EMPLOYEE DIRECTOR PLAN (i) TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK SUBJECT TO ISSUANCE UNDER THIS PLAN FROM 250,000 TO 750,000,
      (ii) TO INCREASE THE NUMBER OF SHARES SUBJECT TO STOCK OPTIONS AUTOMATICALLY GRANTED TO ELIGIBLE DIRECTORS PERIODICALLY UNDER THE PLAN FROM 15,000 TO 30,000, (iii) TO PROVIDE FOR THE DISCRETIONARY GRANT OF STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS AND (iv) TO DELETE THE LIMITATION THAT THE PLAN NOT BE AMENDED MORE FREQUENTLY THAN ONCE EVERY SIX MONTHS.
                    / /  FOR       / /  AGAINST       / /  ABSTAIN
3. PROPOSAL TO RATIFY THE GRANT OF A CURRENTLY OUTSTANDING STOCK OPTION TO A NON-EMPLOYEE DIRECTOR OF THE COMPANY.
                    / /  FOR       / /  AGAINST       / /  ABSTAIN
4. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1997.
                    / /  FOR       / /  AGAINST       / /  ABSTAIN

                    (PLEASE COMPLETE AND SIGN ON OTHER SIDE)

                             (CONTINUED FROM FRONT)

5. SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF. THE BOARD OF DIRECTORS IS PRESENTLY UNAWARE OF ANY OTHER BUSINESS TO BE PRESENTED TO A VOTE OF THE STOCKHOLDERS AT THE ANNUAL MEETING.
                    / /  FOR       / /  AGAINST       / /  ABSTAIN

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1, "FOR" THE PROPOSAL TO APPROVE THE AMENDMENTS TO THE COMPANY'S 1993 NON-EMPLOYEE DIRECTOR PLAN UNDER PROPOSAL 2, "FOR" THE PROPOSAL TO RATIFY THE GRANT OF A CURRENTLY OUTSTANDING STOCK OPTION TO A NON-EMPLOYEE DIRECTOR OF THE COMPANY UNDER PROPOSAL 3, "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY UNDER PROPOSAL 4, and in the discretion of the Proxies with respect to any other matter that is properly presented at the meeting.

    Please execute this proxy as your name appears hereon.When shares are held by joint tenants, both should sign.When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                        DATED:                            , 1997
                                                  ------------------------

                                        ----------------------------------------
                                                       Signature

                                        ----------------------------------------
                                               Signature If Held Jointly